UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Strategic Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2013

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2013, enclosed.

Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETFtm

Schwab Short-Term
U.S. Treasury ETFtm

Schwab Intermediate-Term
U.S. Treasury ETFtm

Schwab U.S. Aggregate
Bond ETFtm

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This wrapper is not part of the shareholder report.

Schwab Fixed-Income ETFs

Annual Report
December 31, 2013

Schwab U.S. TIPS ETFtm

Schwab Short-Term
U.S. Treasury ETFtm

Schwab Intermediate-Term
U.S. Treasury ETFtm

Schwab U.S. Aggregate
Bond ETFtm

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return for the 12 Months Ended December 31, 2013

Schwab U.S. TIPS ETFtm (Ticker Symbol: SCHP)

Market Price Return[1]	-8.90%
NAV Return[1]	-8.66%
Barclays U.S. TIPS Index (Series-L)	-8.61%
ETF Category: Morningstar Inflation-Protected Bond[2]	-6.81%

Performance Details	pages 8-9

Schwab Short-Term U.S. Treasury ETFtm (Ticker Symbol: SCHO)

Market Price Return[1]	0.41%
NAV Return[1]	0.25%
Barclays U.S. 1-3 Year Treasury Bond Index	0.36%
ETF Category: Morningstar Short Government[2]	0.13%

Performance Details	pages 10-11

Schwab Intermediate-Term U.S. Treasury ETFtm (Ticker Symbol: SCHR)

Market Price Return[1]	-2.70%
NAV Return[1]	-2.86%
Barclays U.S. 3-10 Year Treasury Bond Index	-2.77%
ETF Category: Morningstar Intermediate Government[2]	-2.25%

Performance Details	pages 12-13

Schwab U.S. Aggregate Bond ETFtm (Ticker Symbol: SCHZ)

Market Price Return[1]	-2.00%
NAV Return[1]	-2.19%
Barclays U.S. Aggregate Bond Index	-2.02%
ETF Category: Morningstar Intermediate-Term Bond[2]	-1.86%

Performance Details	pages 14-15

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the funds. The funds are not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such funds.

[1]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

4 Schwab Fixed-Income ETFs

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Fixed-Income ETFs. These funds are part of our line-up of core investment products and are available at some of the lowest operating expense ratios in the industry. The funds track market-leading, fixed-income indices that are based on various segments of the bond market. The funds also provide the benefits of an ETF, including transparency, intraday trading, and potential tax efficiency.

Turning to the 12 months ended December 31, 2013, most of the funds generated negative returns that were closely aligned with their respective indices. These negative performances were primarily attributable to an increase in intermediate- and long-term bond yields. Bond returns tend to move in the opposite direction of bond yields, and with yields rising, returns on all but the shortest-term bonds generally fell. Yields rose in anticipation of the Federal Reserve’s announced plans to begin “tapering” some of its stimulative policies.

Amid this environment, corporate bonds performed better than Treasuries. In addition, Treasury Inflation-Protected Securities underperformed most fixed-income sectors, weighed down by expectations for near-term inflation to remain tame. Reflecting these conditions, the Barclays U.S. Aggregate Bond Index returned -2.0% for the 12-month reporting period, and the Barclays U.S. TIPS Index returned -8.6%.

The bond market’s performance during the reporting period reflects the sensitivity of a bond fund’s share price to changes in Fed policy and economic conditions. Specifically, rising interest rates negatively impact bond returns. As

 Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and 10-Year Treasuries

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

Schwab Fixed-Income ETFs 5

From the President continued

Turning to the 12 months ended December 31, 2013, most of the funds generated negative returns that were closely aligned with their respective indices.

economic conditions improve, this risk could increase. We employ stress and market scenario testing to better estimate the behavior of our funds under various conditions. Nevertheless, the funds are index funds that are designed to track the performance of their respective indices, and as such, follow the securities included in the indices during market upturns and downturns.

For more information about the Schwab Fixed-Income ETFs, please continue reading this report. In addition, you can find further details about these ETFs and ETF investing by visiting www.schwabetfs.com, or by contacting us at 1-800-435-4000.

Sincerely,

6 Schwab Fixed-Income ETFs

Fund Management

Matthew Hastings, CFA, Managing Director and Head of Taxable Bond Strategies, leads the portfolio management team for the Schwab Fixed Income ETFs and Schwab’s taxable bond funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Chan, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. His primary focus is government securities, including Treasury inflation-protected securities. Mr. Chan has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1996. His previous roles include managing the Portfolio Operations and Analytics group, and working as a senior manager in Finance. Prior to joining CSIM, Mr. Chan was a manager of finance at GT Capital Management.

Brandon Matsui, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Matsui was an associate portfolio manager on the Beta Management team at BNY Mellon for 11 months. Prior to that, Mr. Matsui spent five years at BlackRock Solutions, where he served as an analyst in the portfolio analytics group, and also a risk analytics manager for their corporate, asset management, and pension clients.

Steven Hung, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Alfonso Portillo, Jr., Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab U.S. Aggregate Bond ETF. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Fixed-Income ETFs 7

Schwab U.S. TIPS ETF™

The Schwab U.S. TIPS ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Treasury Inflation Protected Securities Index, Series-L (the index). To pursue this investment objective, the fund typically seeks to match the price and yield performance of the index by generally investing in all of the securities in approximately the same weight as represented by the index. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

For the 12 months ended December 31, 2013, the fund’s market price return was -8.90% and its NAV return was -8.66% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned -8.61% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. Treasury Inflation-Protected Securities (TIPS) underperformed most bond sectors in 2013, while experiencing their worst calendar-year returns since being introduced by the U.S. government in 1997. Among the factors reducing the performance of TIPS was a shift in expectations regarding Federal Reserve (Fed) policies. In May, the Fed revealed that it was considering “tapering” its policy of buying Treasury and government agency mortgage-backed securities—known as quantitative easing—due to improvements in the housing and labor markets, as well as in other sectors of the economy.

Bond yields rose on the heels of this revelation from the Fed, and bond returns fell, with longer-term securities suffering the greatest losses. Even though the Fed’s formal announcement of plans to begin tapering did not occur until December, longer-term bond yields remained generally elevated from late May through the remainder of the year.

Expectations for inflation to remain tame also reduced the performance of TIPS, tempering demand for these securities. As measured by the non-seasonally adjusted consumer price index for all urban consumers (CPI-U, the index against which TIPS are adjusted), U.S. inflation rose 1.5% for the 12 months. Although this increased the principal values of TIPS and translated into greater income streams that enhanced returns, the increase in yields and corresponding declines in the value of TIPS more than offset these benefits. In addition, the CPI-U in 2013 was below the 2.4% average annual rate over the past 10 years. Reflecting these results, returns on TIPS within the index ranged from approximately -1.6% overall for five-year and shorter maturities, to roughly -16.2% overall for TIPS maturing in 10 years or more.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Approximately one-fourth of the fund was invested in TIPS maturing in 10 years or more, and these longer-term TIPS detracted the most from the fund’s performance. Another roughly one-third of the fund was invested in TIPS maturing in five years or less, and these securities generated smaller overall losses than other maturities.

As of 12/31/13:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government Obligations	100.0%

Weighted Average Maturity[2]	8.1 Yrs
Weighted Average Duration[2]	7.3 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

TIPS generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	See Glossary for definitions of maturity and duration.

8 Schwab Fixed-Income ETFs

 Schwab U.S. TIPS ETFtm

Performance and Fund Facts as of 12/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 5, 2010 – December 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception*

Fund: Schwab U.S. TIPS ETFtm (8/5/10)
Market Price Return[2]	-8.90%	3.24%	3.36%
NAV Return[2]	-8.66%	3.43%	3.45%
Barclays U.S. TIPS Index (Series-L)	-8.61%	3.55%	3.58%
ETF Category: Morningstar Inflation-Protected Bond[3]	-6.81%	2.97%	3.17%

Fund Expense Ratio4: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 9

Schwab Short-Term U.S. Treasury ETF™

The Schwab Short-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. 1–3 Year Treasury Bond Index (the index). To pursue this investment objective, the fund typically seeks to match the price and yield performance of the index by generally investing in a representative sample of securities. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

For the 12 months ended December 31, 2013, the fund’s market price return was 0.41% and its NAV return was 0.25% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.36% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. Short-term Treasuries generated narrowly positive returns for the reporting period, a relatively unique performance among the broader Treasury sector, which underperformed most other U.S. bond sectors in 2013. Among the factors reducing the performance of Treasuries overall was a shift in expectations regarding Federal Reserve (Fed) policies. In May, the Fed revealed that it was considering “tapering” its policy of buying Treasury and government agency mortgage-backed securities—known as quantitative easing—due to improvements in the housing and labor markets, as well as in other sectors of the economy.

Bond yields rose on the heels of this revelation from the Fed, and bond returns fell, with longer-term securities suffering the greatest losses. Even though the Fed’s formal announcement of plans to begin tapering its security purchases did not occur until December, longer-term bond yields remained generally elevated from May through the remainder of the year.

Yields on short-term Treasuries rose along with other maturity ranges amid this backdrop, but generally to a much smaller degree. Two-year Treasury yields started 2013 at approximately 0.25% before declining to roughly 0.20% in early May as the Fed seemed likely to keep its accommodative policies in place for longer than previously expected. However, yields began rising in late May, as the market’s expectations regarding the Fed’s policies shifted, with yields on two-year Treasuries reaching a high for the calendar year of more than 0.50% in September, before finishing out the reporting period at slightly below 0.40%.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Coupon income generated by the fund’s holdings contributed positively to the fund’s performance, offsetting the impact of negative price returns that detracted from the fund’s performance.

As of 12/31/13:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government Obligations	99.1%
Short-Term Investments & Other Assets[2]	0.9%

Weighted Average Maturity[3]	2.0 Yrs
Weighted Average Duration[3]	1.9 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.

10 Schwab Fixed-Income ETFs

 Schwab Short-Term U.S. Treasury ETFtm

Performance and Fund Facts as of 12/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 5, 2010 – December 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception*

Fund: Schwab Short-Term U.S. Treasury ETFtm (8/5/10)
Market Price Return[2]	0.41%	0.68%	0.67%
NAV Return[2]	0.25%	0.68%	0.65%
Barclays U.S. 1-3 Year Treasury Bond Index	0.36%	0.78%	0.76%
ETF Category: Morningstar Short Government[3]	0.13%	0.55%	0.52%

Fund Expense Ratio4: 0.08%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 11

Schwab Intermediate-Term U.S. Treasury ETF™

The Schwab Intermediate-Term U.S. Treasury ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. 3-10 Year Treasury Bond Index (the index). To pursue this investment objective, the fund typically seeks to match the price and yield performance of the index by generally investing in a representative sample of securities. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

For the 12 months ended December 31, 2013, the fund’s market price return was -2.70% and its NAV return was -2.86% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned -2.77% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. Treasuries underperformed most other U.S. bond sectors in 2013, weighed down by multiple factors. Among these factors was a shift in expectations regarding Federal Reserve (Fed) policies. In May, the Fed revealed that it was considering “tapering” its policy of buying Treasury and government agency mortgage-backed securities—known as quantitative easing—due to improvements in the housing and labor markets, as well as in other sectors of the economy.

Bond yields rose on the heels of this revelation from the Fed, and bond returns fell, with longer-term securities suffering the greatest losses. Even though the Fed’s formal announcement of plans to begin tapering its security purchases did not occur until December, longer-term bond yields remained generally elevated from May through the remainder of the year.

Yields on intermediate-term Treasuries rose significantly amid this backdrop. Five-year Treasury yields started 2013 at approximately 0.75% before declining to roughly 0.65% in early May, as the Fed seemed likely to keep its accommodative policies in place for longer than previously expected. However, yields began rising in late May as the market’s expectations regarding the Fed’s policies shifted, with yields on five-year Treasuries reaching a high for the calendar year of more than 1.85% in September, before finishing out the reporting period at approximately 1.75%.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Coupon income generated by the fund’s holdings contributed positively to the fund’s performance, while negative price returns on the underlying bonds more than offset these contributions.

As of 12/31/13:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government Obligations	99.8%
Short-Term Investments & Other Assets[2]	0.2%

Weighted Average Maturity[3]	5.5 Yrs
Weighted Average Duration[3]	5.1 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	Represents the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.

12 Schwab Fixed-Income ETFs

 Schwab Intermediate-Term U.S. Treasury ETFtm

Performance and Fund Facts as of 12/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

August 5, 2010 – December 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	3 Years	Since Inception*

Fund: Schwab Intermediate-Term U.S. Treasury ETFtm (8/5/10)
Market Price Return[2]	-2.70%	3.12%	2.55%
NAV Return[2]	-2.86%	3.11%	2.56%
Barclays U.S. 3-10 Year Treasury Bond Index	-2.77%	3.24%	2.69%
ETF Category: Morningstar Intermediate Government[3]	-2.25%	2.56%	2.09%

Fund Expense Ratio4: 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 13

Schwab U.S. Aggregate Bond ETF™

The Schwab U.S. Aggregate Bond ETF (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Aggregate Bond Index (the index). To pursue this investment objective, the fund typically seeks to match the total return of the index by generally investing in a representative sample of securities. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.

For the 12 months ended December 31, 2013, the fund’s market price return was -2.00% and its NAV return was -2.19% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned -2.02% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. The U.S. bond market suffered lackluster performance in 2013, as rising yields translated into losses on many types of fixed-income securities. One of the most notable factors driving intermediate- and long-term bond yields higher (and returns correspondingly lower) during the reporting period was a shift in expectations regarding Federal Reserve (Fed) policies. In May, the Fed revealed that it was considering “tapering” its policy of buying Treasury and government agency mortgage-backed securities—known as quantitative easing—due to improvements in the housing and labor markets, as well as in other sectors of the economy.

Bond yields rose on the heels of this revelation from the Fed, and bond returns fell, with longer-term securities suffering the greatest losses. Even though the Fed’s formal announcement of plans to begin tapering its security purchases did not occur until December, longer-term bond yields remained generally elevated from May through the remainder of the year.

Amid this backdrop, corporate bonds and mortgage-backed securities generally faced smaller losses than Treasuries, as investors gravitated toward potentially higher-yielding investments in the low yield environment. In addition, short-term bonds outperformed long-term bonds, generating narrowly positive returns across some sectors for the reporting period as their performances were less affected by rising long-term interest rates.

Contributors and Detractors. The fund closely tracked the performance of the index for the 12 months. Coupon income generated by the fund’s holdings contributed positively to the fund’s performance, while negative price returns on the underlying bonds more than offset these benefits.

As of 12/31/13:

 Portfolio Composition % of investments

By Security Type[1]

U.S. Government and Government Agencies	38.1%
Mortgage-Backed Securities[2]	28.6%
Corporate Bonds	21.1%
Foreign Securities	4.9%
Short-Term Investments & Other Assets[3]	4.5%
Commercial Mortgage Backed Securities	1.6%
Municipal Bonds	0.8%
Asset-Backed Obligations	0.4%

Weighted Average Maturity[4]	6.8 Yrs
Weighted Average Duration[4]	5.1 Yrs

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Fixed income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Government backing applies only to the government issued bonds that make up the fund, not the fund itself.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 4.0% of total investments on December 31, 2013.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.

14 Schwab Fixed-Income ETFs

 Schwab U.S. Aggregate Bond ETFtm

Performance and Fund Facts as of 12/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

July 14, 2011 – December 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. Aggregate Bond ETFtm (7/14/11)
Market Price Return[2]	-2.00%	2.18%
NAV Return[2]	-2.19%	2.17%
Barclays U.S. Aggregate Bond Index	-2.02%	2.39%
ETF Category: Morningstar Intermediate-Term Bond[3]	-1.86%	2.17%

Fund Expense Ratio4: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Barclays and the names identifying the Barclays’ indices are trademarks or names of Barclays Bank PLC and its affiliates (“Barclays”) and have been licensed for use in connection with the listing and trading of the fund. The fund is not sponsored by, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of investing in such fund.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a Market Price and a Net Asset Value (NAV) basis. The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fixed-Income ETFs 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2013 and held through December 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/13	at 12/31/13	7/1/13–12/31/13

Schwab U.S. TIPS ETFtm
Actual Return	0.07%	$1,000.00	$986.60	$0.35
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.85	$0.36

Schwab Short-Term U.S. Treasury ETFtm
Actual Return	0.08%	$1,000.00	$1,003.00	$0.40
Hypothetical 5% Return	0.08%	$1,000.00	$1,024.80	$0.41

Schwab Intermediate-Term U.S. Treasury ETFtm
Actual Return	0.10%	$1,000.00	$995.00	$0.50
Hypothetical 5% Return	0.10%	$1,000.00	$1,024.70	$0.51

Schwab U.S. Aggregate Bond ETFtm
Actual Return	0.05%	$1,000.00	$1,003.90	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

16 Schwab Fixed-Income ETFs

Schwab U.S. TIPS ETF™

Financial Statements

Financial Highlights

	1/1/13–	1/1/12–		1/1/11–	8/4/10[1]–
	12/31/13	12/31/12		12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	58.31	55.46		50.37	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.28	0.92		1.56	0.20
Net realized and unrealized gains (losses)	(5.32)	2.85		5.09	0.37	[2]

Total from investment operations	(5.04)	3.77		6.65	0.57
Less distributions:
Distributions from net investment income	(0.35)	(0.92)		(1.56)	(0.20)

Net asset value at end of period	52.92	58.31		55.46	50.37

Total return (%)	(8.66)	6.83		13.38	1.13	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.07	0.12	[4]	0.14	0.14	[5]
Gross operating expenses	0.07	0.12	[4]	0.14	0.14	[5]
Net investment income (loss)	0.51	1.72		3.03	1.27	[5]
Portfolio turnover rate[6]	20	22		26	6	[3]
Net assets, end of period ($ x 1,000)	399,564	571,441		288,373	80,591

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
5 Annualized.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 17

 Schwab U.S. TIPS ETF

Portfolio Holdings as of December 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.5%	U.S. Government Securities	418,215,520	397,538,223
0.0%	Other Investment Company	115,889	115,889

99.5%	Total Investments	418,331,409	397,654,112
0.5%	Other Assets and Liabilities, Net		1,909,973

100.0%	Net Assets		399,564,085

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.5% of net assets

U.S. Treasury Obligations 99.5%

U.S. Treasury Inflation Protected Securities
1.63%, 01/15/15	10,996,686	11,336,924
0.50%, 04/15/15	10,831,618	11,077,062
1.88%, 07/15/15	9,654,377	10,183,823
2.00%, 01/15/16	9,461,416	10,088,235
0.13%, 04/15/16	19,025,591	19,548,795
2.50%, 07/15/16	9,263,910	10,171,496
2.38%, 01/15/17	8,026,279	8,838,940
0.13%, 04/15/17	21,409,889	22,021,998
2.63%, 07/15/17	6,885,622	7,751,695
1.63%, 01/15/18	7,269,104	7,906,314
0.13%, 04/15/18	23,804,095	24,287,557
1.38%, 07/15/18	7,170,341	7,778,673
2.13%, 01/15/19	6,668,662	7,451,163
1.88%, 07/15/19	7,580,678	8,431,154
1.38%, 01/15/20	9,191,592	9,882,432
1.25%, 07/15/20	14,136,975	15,141,972
1.13%, 01/15/21	16,165,325	17,006,407
0.63%, 07/15/21	17,161,174	17,437,298
0.13%, 01/15/22	18,936,338	18,217,325
0.13%, 07/15/22	19,541,547	18,732,332
0.13%, 01/15/23	19,630,724	18,560,260
0.38%, 07/15/23	19,470,670	18,795,232
2.38%, 01/15/25	12,564,506	14,474,688
2.00%, 01/15/26	9,143,682	10,146,653
2.38%, 01/15/27	7,354,524	8,500,211
1.75%, 01/15/28	7,380,590	7,923,728
3.63%, 04/15/28	7,047,130	9,345,128
2.50%, 01/15/29	7,103,809	8,364,735
3.88%, 04/15/29	7,757,430	10,654,365
3.38%, 04/15/32	2,868,579	3,826,856
2.13%, 02/15/40	4,149,591	4,669,576
2.13%, 02/15/41	5,055,472	5,689,782
0.75%, 02/15/42	9,044,551	7,293,616
0.63%, 02/15/43	7,781,910	6,001,798

Total U.S. Government Securities
(Cost $418,215,520)		397,538,223

	Number	Value
Security	of Shares	($)

Other Investment Company 0.0% of net assets

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	115,889	115,889

Total Other Investment Company
(Cost $115,889)		115,889

End of Investments

At 12/31/13, the tax basis cost of the fund’s investments was $419,359,921 and the unrealized appreciation and depreciation were $203,839 and ($21,909,648), respectively, with a net unrealized depreciation of ($21,705,809).

(a)	The rate shown is the 7-day yield.

18 See financial notes

 Schwab U.S. TIPS ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

U.S. Government Securities[1]	$—	$397,538,223	$—	$397,538,223
Other Investment Company[1]	115,889	—	—	115,889

Total	$115,889	$397,538,223	$—	$397,654,112

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

See financial notes 19

 Schwab U.S. TIPS ETF

Statement of
Assets and Liabilities
As of December 31, 2013

Assets

Investments, at value (cost $418,331,409)		$397,654,112
Receivables:
Investments sold		7,579,828
Interest	+	1,835,337

Total assets		407,069,277

Liabilities

Payables:
Investments bought		7,502,913
Investment adviser fees	+	2,279

Total liabilities		7,505,192

Net Assets

Total assets		407,069,277
Total liabilities	—	7,505,192

Net assets		$399,564,085

Net Assets by Source
Capital received from investors		425,267,671
Distributions in excess of net investment income		(409,760)
Net realized capital losses		(4,616,529)
Net unrealized capital depreciation		(20,677,297)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$399,564,085		7,550,000		$52.92

20 See financial notes

 Schwab U.S. TIPS ETF

Statement of
Operations
For the period January 1, 2013 through December 31, 2013

Investment Income

Interest		$2,883,189

Expenses

Investment adviser fees		350,092

Total expenses	−	350,092

Net investment income		2,533,097

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(4,288,427)
Net realized gains on in-kind redemptions	+	8,436,048

Net realized gains		4,147,621
Net change in unrealized depreciation on investments	+	(54,646,100)

Net realized and unrealized losses		(50,498,479)

Decrease in net assets resulting from operations		($47,965,382)

See financial notes 21

 Schwab U.S. TIPS ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/13-12/31/13			1/1/12-12/31/12
Net investment income		$2,533,097	$7,791,053
Net realized gains		4,147,621	2,604,883
Net change in unrealized appreciation (depreciation)	+	(54,646,100)	17,442,060

Increase (Decrease) in net assets resulting from operations		(47,965,382)	27,837,996

Distributions to Shareholders

Distributions from net investment income		($3,095,550)	($7,805,761)

Transactions in Fund Shares

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,800,000	$102,874,782	5,000,000	$286,442,584
Shares redeemed	+	(4,050,001)	(223,691,157)	(400,000)	(23,406,914)

Net transactions in fund shares		(2,250,001)	($120,816,375)	4,600,000	$263,035,670

Shares Outstanding and Net Assets

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,800,001	$571,441,392	5,200,001	$288,373,487
Total increase or decrease	+	(2,250,001)	(171,877,307)	4,600,000	283,067,905

End of period		7,550,000	$399,564,085	9,800,001	$571,441,392

Distributions in excess of net investment income/ Net investment income not yet distributed			($409,760)		$32,489

22 See financial notes

Schwab Short-Term U.S. Treasury ETF™

Financial Statements

Financial Highlights

	1/1/13–	1/1/12–		1/1/11–	8/4/10[1]–
	12/31/13	12/31/12		12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	50.53	50.50		49.99	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.15		0.21	0.06
Net realized and unrealized gains (losses)	(0.02)	0.03		0.51	(0.01)

Total from investment operations	0.13	0.18		0.72	0.05
Less distributions:
Distributions from net investment income	(0.15)	(0.15)		(0.21)	(0.06)

Net asset value at end of period	50.51	50.53		50.50	49.99

Total return (%)	0.25	0.35		1.43	0.11	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.08	0.11	[3]	0.12	0.12	[4]
Gross operating expenses	0.08	0.11	[3]	0.12	0.12	[4]
Net investment income (loss)	0.31	0.29		0.42	0.37	[4]
Portfolio turnover rate[5]	101	101		74	48	[2]
Net assets, end of period ($ x 1,000)	444,497	250,105		181,805	49,990

1 Commencement of operations.
2 Not annualized.
3 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 23

 Schwab Short-Term U.S. Treasury ETF

Portfolio Holdings as of December 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

99.4%		U.S. Government Securities	441,328,915	441,787,540
0.9%		Other Investment Company	4,221,285	4,221,285

100.3%		Total Investments	445,550,200	446,008,825
(0	.3)%	Other Assets and Liabilities, Net		(1,511,418)

100.0%		Net Assets		444,497,407

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.4% of net assets

U.S. Treasury Obligations 99.4%

U.S. Treasury Notes
0.25%, 02/15/15	16,614,000	16,626,976
4.00%, 02/15/15	6,658,000	6,941,744
2.38%, 02/28/15	17,073,000	17,503,154
2.50%, 03/31/15	21,383,000	21,993,164
0.38%, 04/15/15	1,273,000	1,276,008
0.13%, 04/30/15	8,488,000	8,478,714
4.13%, 05/15/15	8,488,000	8,941,242
0.25%, 05/31/15	21,522,000	21,533,342
2.13%, 05/31/15	26,231,000	26,932,889
0.38%, 06/15/15	9,173,000	9,193,428
1.88%, 06/30/15	10,931,000	11,197,662
0.25%, 07/15/15	5,640,000	5,640,660
1.75%, 07/31/15	9,466,000	9,687,864
0.25%, 08/15/15	8,393,000	8,390,381
1.25%, 08/31/15	11,112,000	11,289,970
1.25%, 09/30/15	10,772,000	10,947,885
0.25%, 10/15/15	8,329,000	8,318,914
1.25%, 10/31/15	6,054,000	6,155,096
0.38%, 11/15/15	7,200,000	7,204,925
4.50%, 11/15/15	6,054,000	6,523,185
0.25%, 12/15/15	9,705,000	9,684,154
0.25%, 12/31/15	14,500,000	14,462,053
2.13%, 12/31/15	597,000	617,592
0.38%, 01/15/16	15,544,000	15,539,150
2.00%, 01/31/16	1,803,000	1,862,443
0.38%, 02/15/16	10,843,000	10,834,532
2.63%, 02/29/16	1,012,000	1,060,228
0.38%, 03/15/16	9,705,000	9,690,976
2.38%, 03/31/16	376,000	392,274
0.25%, 04/15/16	18,678,000	18,581,696
2.63%, 04/30/16	7,271,000	7,628,871
0.25%, 05/15/16	2,337,000	2,322,849
1.75%, 05/31/16	8,549,000	8,797,793
1.50%, 06/30/16	4,637,000	4,744,411
3.25%, 06/30/16	15,759,000	16,815,342
1.50%, 07/31/16	6,796,000	6,952,097
3.25%, 07/31/16	5,640,000	6,023,785
3.00%, 08/31/16	16,805,000	17,853,346
1.00%, 09/30/16	7,080,000	7,141,674
3.00%, 09/30/16	7,080,000	7,525,821
0.63%, 10/15/16	6,500,000	6,488,573
1.00%, 10/31/16	829,000	835,379
3.13%, 10/31/16	829,000	884,731
0.63%, 11/15/16	9,500,000	9,471,795
0.88%, 11/30/16	880,000	882,922
2.75%, 11/30/16	700,000	740,086
0.63%, 12/15/16	9,500,000	9,461,782
0.88%, 12/31/16	9,500,000	9,522,268
3.25%, 12/31/16	9,500,000	10,191,714

Total U.S. Government Securities
(Cost $441,328,915)		441,787,540

	Number	Value
Security	of Shares	($)

Other Investment Company 0.9% of net assets

Money Market Fund 0.9%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	4,221,285	4,221,285

Total Other Investment Company
(Cost $4,221,285)		4,221,285

End of Investments

At 12/31/13, the tax basis cost of the fund’s investments was $445,550,200 and the unrealized appreciation and depreciation were $503,834 and ($45,209), respectively, with a net unrealized appreciation of $458,625.

(a)	The rate shown is the 7-day yield.

24 See financial notes

 Schwab Short-Term U.S. Treasury ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

U.S. Government Securities[1]	$—	$441,787,540	$—	$441,787,540
Other Investment Company[1]	4,221,285	—	—	4,221,285

Total	$4,221,285	$441,787,540	$—	$446,008,825

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

See financial notes 25

 Schwab Short-Term U.S. Treasury ETF

Statement of
Assets and Liabilities
As of December 31, 2013

Assets

Investments, at value (cost $445,550,200)		$446,008,825
Receivables:
Investments sold		59,329,031
Fund shares sold		12,627,920
Interest	+	1,246,167

Total assets		519,211,943

Liabilities

Payables:
Investments bought		72,055,323
Investment adviser fees		2,859
Fund shares redeemed		2,525,634
Distributions to shareholders	+	130,720

Total liabilities		74,714,536

Net Assets

Total assets		519,211,943
Total liabilities	—	74,714,536

Net assets		$444,497,407

Net Assets by Source
Capital received from investors		444,292,247
Net realized capital losses		(253,465)
Net unrealized capital appreciation		458,625

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$444,497,407		8,800,000		$50.51

26 See financial notes

 Schwab Short-Term U.S. Treasury ETF

Statement of
Operations
For the period January 1, 2013 through December 31, 2013

Investment Income

Interest		$1,319,931
Securities on loan	+	340

Total investment income		1,320,271

Expenses

Investment adviser fees		273,203

Total expenses	−	273,203

Net investment income		1,047,068

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(209,865)
Net realized gains on in-kind redemptions	+	321,109

Net realized gains		111,244
Net change in unrealized depreciation on investments	+	(9,551)

Net realized and unrealized gains		101,693

Increase in net assets resulting from operations		$1,148,761

See financial notes 27

 Schwab Short-Term U.S. Treasury ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/13-12/31/13			1/1/12-12/31/12
Net investment income		$1,047,068	$628,135
Net realized gains		111,244	197,408
Net change in unrealized depreciation	+	(9,551)	(52,392)

Increase in net assets resulting from operations		1,148,761	773,151

Distributions to Shareholders

Distributions from net investment income		($1,047,550)	($628,485)

Transactions in Fund Shares

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,150,000	$310,518,979	2,450,000	$123,734,421
Shares redeemed	+	(2,300,001)	(116,227,732)	(1,100,000)	(55,579,598)

Net transactions in fund shares		3,849,999	$194,291,247	1,350,000	$68,154,823

Shares Outstanding and Net Assets

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,950,001	$250,104,949	3,600,001	$181,805,460
Total increase	+	3,849,999	194,392,458	1,350,000	68,299,489

End of period		8,800,000	$444,497,407	4,950,001	$250,104,949

28 See financial notes

Schwab Intermediate-Term U.S. Treasury ETF™

Financial Statements

Financial Highlights

	1/1/13–	1/1/12–		1/1/11–	8/4/10[1]–
	12/31/13	12/31/12		12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	54.18	53.39		49.31	50.00

Income (loss) from investment operations:
Net investment income (loss)	0.56	0.58		0.82	0.28
Net realized and unrealized gains (losses)	(2.10)	0.79		4.08	(0.69)

Total from investment operations	(1.54)	1.37		4.90	(0.41)
Less distributions:
Distributions from net investment income	(0.56)	(0.58)		(0.82)	(0.28)

Net asset value at end of period	52.08	54.18		53.39	49.31

Total return (%)	(2.86)	2.57		10.02	(0.83)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.10	0.11	[3]	0.12	0.12	[4]
Gross operating expenses	0.10	0.11	[3]	0.12	0.12	[4]
Net investment income (loss)	1.06	1.07		1.62	1.58	[4]
Portfolio turnover rate[5]	54	47		46	20	[2]
Net assets, end of period ($ x 1,000)	236,969	216,733		117,452	34,517

1 Commencement of operations.
2 Not annualized.
3 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 29

 Schwab Intermediate-Term U.S. Treasury ETF

Portfolio Holdings as of December 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.5%	U.S. Government Securities	242,134,890	235,888,172
0.2%	Other Investment Company	481,405	481,405

99.7%	Total Investments	242,616,295	236,369,577
0.3%	Other Assets and Liabilities, Net		599,029

100.0%	Net Assets		236,968,606

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

U.S. Government Securities 99.5% of net assets

U.S. Treasury Obligations 99.5%

U.S. Treasury Bonds
8.50%, 02/15/20	669,000	917,602
8.75%, 05/15/20	494,000	689,593
8.75%, 08/15/20	2,230,000	3,130,710

U.S. Treasury Notes
3.13%, 01/31/17	521,000	557,083
3.00%, 02/28/17	1,740,000	1,854,527
3.25%, 03/31/17	5,880,000	6,320,771
0.88%, 04/30/17	6,421,000	6,402,687
3.13%, 04/30/17	2,292,000	2,454,141
0.63%, 05/31/17	2,800,000	2,763,905
2.75%, 05/31/17	3,941,000	4,173,149
2.50%, 06/30/17	5,521,000	5,794,676
2.38%, 07/31/17	2,127,000	2,222,964
4.75%, 08/15/17	7,946,000	8,979,290
1.88%, 09/30/17	1,093,000	1,121,136
1.88%, 10/31/17	1,245,000	1,276,368
4.25%, 11/15/17	4,488,000	4,997,985
0.63%, 11/30/17	5,440,000	5,304,636
2.25%, 11/30/17	2,136,000	2,217,102
0.75%, 12/31/17	8,710,000	8,518,110
3.50%, 02/15/18	3,762,000	4,085,148
0.75%, 02/28/18	7,874,000	7,667,307
2.75%, 02/28/18	6,248,000	6,602,137
0.63%, 04/30/18	480,000	462,956
1.38%, 06/30/18	1,820,000	1,806,279
1.38%, 07/31/18	5,557,000	5,507,726
4.00%, 08/15/18	9,222,000	10,231,016
1.38%, 09/30/18	5,264,000	5,200,053
1.25%, 10/31/18	3,660,000	3,588,659
3.75%, 11/15/18	4,281,000	4,698,898
1.25%, 11/30/18	3,000,000	2,936,016
1.38%, 12/31/18	1,108,000	1,089,736
2.75%, 02/15/19	958,000	1,004,029
1.38%, 02/28/19	2,480,000	2,429,237
3.13%, 05/15/19	3,649,000	3,889,462
1.00%, 06/30/19	7,305,000	6,947,742
0.88%, 07/31/19	3,745,000	3,527,322
3.63%, 08/15/19	4,375,000	4,768,068
3.38%, 11/15/19	3,276,000	3,524,773
1.00%, 11/30/19	2,366,000	2,223,486
1.13%, 12/31/19	3,521,000	3,326,246
3.63%, 02/15/20	2,682,000	2,919,818
1.25%, 02/29/20	5,789,000	5,480,782
1.13%, 04/30/20	784,000	732,795
3.50%, 05/15/20	3,226,000	3,481,183
1.38%, 05/31/20	4,684,000	4,439,921
2.63%, 08/15/20	5,486,000	5,599,149
2.00%, 09/30/20	2,044,000	1,998,249
1.75%, 10/31/20	2,088,000	2,003,419
2.63%, 11/15/20	3,430,000	3,486,540
2.00%, 11/30/20	1,250,000	1,216,993
3.63%, 02/15/21	4,150,000	4,479,406
3.13%, 05/15/21	5,158,000	5,378,020
2.13%, 08/15/21	2,531,000	2,452,301
2.00%, 11/15/21	4,788,000	4,570,855
2.00%, 02/15/22	3,971,000	3,769,039
1.75%, 05/15/22	4,525,000	4,184,919
1.63%, 08/15/22	3,900,000	3,543,821
1.63%, 11/15/22	705,000	636,455
2.00%, 02/15/23	10,222,000	9,484,094
1.75%, 05/15/23	6,159,000	5,552,000
2.50%, 08/15/23	2,447,000	2,350,172
2.75%, 11/15/23	2,980,000	2,915,510

Total U.S. Government Securities
(Cost $242,134,890)		235,888,172

	Number	Value
Security	of Shares	($)

Other Investment Company 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (a)	481,405	481,405

Total Other Investment Company
(Cost $481,405)		481,405

End of Investments

30 See financial notes

 Schwab Intermediate-Term U.S. Treasury ETF

Portfolio Holdings continued

At 12/31/13, the tax basis cost of the fund’s investments was $242,631,779 and the unrealized appreciation and depreciation were $6,169 and ($6,268,371), respectively, with a net unrealized depreciation of ($6,262,202).

(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

U.S. Government Securities[1]	$—	$235,888,172	$—	$235,888,172
Other Investment Company[1]	481,405	—	—	481,405

Total	$481,405	$235,888,172	$—	$236,369,577

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

See financial notes 31

 Schwab Intermediate-Term U.S. Treasury ETF

Statement of
Assets and Liabilities
As of December 31, 2013

Assets

Investments, at value (cost $242,616,295)		$236,369,577
Receivables:
Investments sold		15,155,712
Interest		1,356,960
Income from securities on loan	+	499

Total assets		252,882,748

Liabilities

Payables:
Investments bought		5,236,468
Investment adviser fees		2,063
Fund shares redeemed		10,417,686
Distributions to shareholders	+	257,925

Total liabilities		15,914,142

Net Assets

Total assets		252,882,748
Total liabilities	—	15,914,142

Net assets		$236,968,606

Net Assets by Source
Capital received from investors		244,712,600
Net investment income not yet distributed		770
Net realized capital losses		(1,498,046)
Net unrealized capital depreciation		(6,246,718)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$236,968,606		4,550,000		$52.08

32 See financial notes

 Schwab Intermediate-Term U.S. Treasury ETF

Statement of
Operations
For the period January 1, 2013 through December 31, 2013

Investment Income

Interest		$2,701,742
Securities on loan	+	721

Total investment income		2,702,463

Expenses

Investment adviser fees		233,518

Total expenses	−	233,518

Net investment income		2,468,945

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(1,321,283)
Net realized gains on in-kind redemptions	+	1,698,988

Net realized gains		377,705
Net change in unrealized depreciation on investments	+	(8,098,401)

Net realized and unrealized losses		(7,720,696)

Decrease in net assets resulting from operations		($5,251,751)

See financial notes 33

 Schwab Intermediate-Term U.S. Treasury ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/13-12/31/13			1/1/12-12/31/12
Net investment income		$2,468,945	$1,888,475
Net realized gains		377,705	3,860,990
Net change in unrealized depreciation	+	(8,098,401)	(1,586,411)

Increase (Decrease) in net assets resulting from operations		(5,251,751)	4,163,054

Distributions to Shareholders

Distributions from net investment income		($2,468,175)	($1,890,686)

Transactions in Fund Shares

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,050,000	$214,004,441	3,900,000	$210,318,164
Shares redeemed	+	(3,500,001)	(186,048,570)	(2,100,000)	(113,309,609)

Net transactions in fund shares		549,999	$27,955,871	1,800,000	$97,008,555

Shares Outstanding and Net Assets

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,000,001	$216,732,661	2,200,001	$117,451,738
Total increase	+	549,999	20,235,945	1,800,000	99,280,923

End of period		4,550,000	$236,968,606	4,000,001	$216,732,661

Net investment income not yet distributed			$770		$—

34 See financial notes

Schwab U.S. Aggregate Bond ETF™

Financial Statements

Financial Highlights

	1/1/13–	1/1/12–		7/13/11[1]–
	12/31/13	12/31/12		12/31/11

Per-Share Data ($)

Net asset value at beginning of period	52.43	51.50		50.00

Income (loss) from investment operations:
Net investment income (loss)	0.83	0.84		0.37
Net realized and unrealized gains (losses)	(1.97)	1.16		1.52

Total from investment operations	(1.14)	2.00		1.89
Less distributions:
Distributions from net investment income	(1.01)	(1.07)		(0.39)

Net asset value at end of period	50.28	52.43		51.50

Total return (%)	(2.19)	3.90		3.79	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.06 [3]	0.08	[4]	0.10	[5]
Gross operating expenses	0.06 [3]	0.08	[4]	0.10	[5]
Net investment income (loss)	1.59	1.52		1.67	[5]
Portfolio turnover rate[6,7]	152	151		446	[2]
Net assets, end of period ($ x 1,000)	497,801	387,954		164,804

1 Commencement of operations.
2 Not annualized.
3 The expense ratio would have been 0.05%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred (see financial note 2f).
4 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 12/31/12 is a blended ratio.
5 Annualized.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
7 Includes to-be-announced (TBA) transactions. See financial note 2.

See financial notes 35

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings as of December 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

0.4%		Asset-Backed Obligations	2,290,947	2,288,137
1.7%		Commercial Mortgage-Backed Securities	8,454,572	8,400,761
22.0%		Corporate Bonds	111,328,477	109,594,289
5.0%		Foreign Securities	25,782,816	25,183,038
29.8%		Mortgage-Backed Securities	149,931,722	148,188,312
0.9%		Municipal Bonds	4,664,762	4,311,024
39.7%		U.S. Government and Government Agencies	202,256,391	197,483,620
0.9%		Other Investment Company	4,378,517	4,378,517
3.8%		Short-Term Investments	18,999,682	18,999,917

104.2%		Total Investments	528,087,886	518,827,615
(4	.2)%	Other Assets and Liabilities, Net		(21,026,890)

100.0%		Net Assets		497,800,725

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Asset-Backed Obligations 0.4% of net assets

Chase Issuance Trust
Series 2012-A3 Class A3
0.79%, 06/15/17 (b)	300,000	301,103
Series 2007-A3 Class A3
5.23%, 04/15/19 (b)	100,000	112,176
Citibank Credit Card Issuance Trust
Series 2005-A2 Class A2
4.85%, 03/10/17 (b)	100,000	105,179
Series 2003-A7 Class A7
4.15%, 07/07/17 (b)	100,000	105,418
Series 2006-A3 Class A3
5.30%, 03/15/18 (b)	150,000	164,692
Series 2007-A8, Class A8
5.65%, 09/20/19 (b)	500,000	573,145
Series 2008-A1, Class A1
5.35%, 02/07/20 (b)	200,000	228,140
Ford Credit Auto Owner Trust
Series 2012-B Class A4
1.00%, 09/15/17 (b)	200,000	201,277
Honda Auto Receivables Owner Trust
Series 2011-3 Class A3
0.88%, 09/21/15 (b)	105,747	105,984
Series 2012-4, Class A3
0.52%, 08/18/16 (b)	300,000	300,346
Nissan Auto Receivables Owner Trust
Series 2012-A Class A3
0.73%, 05/16/16 (b)	90,464	90,677

Total Asset-Backed Obligations
(Cost $2,290,947)		2,288,137

Commercial Mortgage-Backed Securities 1.7% of net assets

Banc of America Commercial Mortgage Trust
Series 2007-2, Class A4
5.62%, 04/10/49 (a)(b)	500,000	554,927
Series 2007-4 Class A4
5.75%, 02/10/51 (a)(b)	220,000	243,395
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-4 Class A5A
4.93%, 07/10/45 (b)	361,000	379,387
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 Class A4
5.41%, 12/11/40 (a)(b)	300,000	318,557
Series 2005-PWR8 Class A4
4.67%, 06/11/41 (b)	196,797	204,782
Series 2006-T24, Class A4
5.54%, 10/12/41 (b)	635,000	694,765
Series 2007-T28 Class A4
5.74%, 09/11/42 (a)(b)	1,390,000	1,570,576
Series 2007-T26 Class A4
5.47%, 01/12/45 (a)(b)	440,000	488,128
Commercial Mortgage Loan Trust 2008-LS1
Series 2008-LS1, Class A4B
6.00%, 12/10/49 (b)	500,000	556,181
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.44%, 03/10/39 (b)	415,000	456,505
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4 Class A4
4.92%, 10/15/42 (a)(b)	198,832	209,497
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class A3
4.17%, 08/15/46 (b)	400,000	421,162
Series 2007-CB20, Class A4
5.79%, 02/12/51 (a)(b)	250,000	280,696
LB-UBS Commercial Mortgage Trust
Series 2005-C5 Class A4
4.95%, 09/15/30 (b)	298,334	311,837
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4
5.69%, 02/12/51 (b)	200,000	223,952
Wachovia Bank Commercial Mortgage Trust
Series 2005-C21 Class A4
5.24%, 10/15/44 (a)(b)	170,552	180,914
Series 2006-C23 Class A5
5.42%, 01/15/45 (a)(b)	400,000	431,294

36 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Series 2006-C29, Class A4
5.31%, 11/15/48 (b)	200,000	218,873
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class A4
4.22%, 07/15/46 (a)(b)	500,000	516,446
Series 2013-C12, Class A4
3.20%, 03/15/48 (b)	145,000	138,887

Total Commercial Mortgage-Backed Securities
(Cost $8,454,572)		8,400,761

Corporate Bonds 22.0% of net assets

Finance 7.3%

Banking 4.8%
Abbey National Treasury Services PLC
4.00%, 04/27/16	100,000	106,239
3.05%, 08/23/18	300,000	308,592
American Express Co.
8.13%, 05/20/19	250,000	319,343
American Express Credit Corp.
2.80%, 09/19/16	100,000	104,556
2.38%, 03/24/17	200,000	205,735
Bank of America Corp.
5.25%, 12/01/15	600,000	643,889
5.75%, 08/15/16	100,000	110,349
5.42%, 03/15/17	500,000	550,101
5.65%, 05/01/18	600,000	683,626
5.88%, 01/05/21	300,000	345,319
5.00%, 05/13/21	150,000	164,170
3.30%, 01/11/23	200,000	189,617
5.88%, 02/07/42	100,000	114,788
Bank of New York Mellon Corp.
2.50%, 01/15/16	250,000	258,044
2.30%, 07/28/16	100,000	103,342
Bank of Nova Scotia
1.38%, 07/15/16	200,000	202,326
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.35%, 02/23/17	100,000	101,575
Barclays Bank PLC
3.90%, 04/07/15	100,000	104,115
5.00%, 09/22/16	100,000	110,165
5.14%, 10/14/20	200,000	213,280
BB&T Corp.
3.95%, 03/22/22 (b)	100,000	98,404
BNP Paribas
5.00%, 01/15/21	200,000	219,725
Capital One Financial Corp.
2.15%, 03/23/15	150,000	152,533
3.15%, 07/15/16	150,000	156,857
4.75%, 07/15/21	150,000	159,755
Citigroup, Inc.
4.75%, 05/19/15	48,000	50,525
3.95%, 06/15/16	550,000	585,490
1.70%, 07/25/16	150,000	151,508
4.45%, 01/10/17	200,000	216,914
6.13%, 11/21/17	300,000	346,116
5.38%, 08/09/20	450,000	512,660
4.05%, 07/30/22	250,000	247,658
3.38%, 03/01/23	200,000	190,472
6.68%, 09/13/43	50,000	57,732
Credit Suisse USA, Inc.
4.88%, 01/15/15	300,000	313,514
Deutsche Bank AG
3.25%, 01/11/16	150,000	156,957
Fifth Third Bancorp
5.45%, 01/15/17	100,000	109,977
Goldman Sachs Capital I
6.35%, 02/15/34	100,000	101,187
Goldman Sachs Group, Inc.
5.63%, 01/15/17	500,000	551,356
5.95%, 01/18/18	200,000	227,595
2.38%, 01/22/18	650,000	653,098
6.15%, 04/01/18	500,000	573,882
5.38%, 03/15/20	250,000	278,402
5.25%, 07/27/21	100,000	109,657
5.75%, 01/24/22	100,000	112,753
3.63%, 01/22/23	250,000	242,550
6.13%, 02/15/33	80,000	90,250
6.75%, 10/01/37	100,000	111,600
6.25%, 02/01/41	75,000	86,732
HSBC Holdings PLC
5.10%, 04/05/21	350,000	389,603
HSBC USA, Inc.
5.00%, 09/27/20	164,000	175,578
JPMorgan Chase & Co.
1.10%, 10/15/15	500,000	502,128
2.60%, 01/15/16	250,000	257,624
6.00%, 01/15/18	1,000,000	1,152,524
6.30%, 04/23/19	450,000	531,725
3.38%, 05/01/23	250,000	233,458
6.40%, 05/15/38	300,000	359,245
5.40%, 01/06/42	150,000	162,085
KeyBank NA
1.10%, 11/25/16 (b)	100,000	99,859
Lloyds TSB Bank PLC
4.20%, 03/28/17	200,000	215,988
6.38%, 01/21/21	300,000	354,272
Manufacturers & Traders Trust Co.
5.63%, 12/01/21 (a)(b)	250,000	259,375
Merrill Lynch & Co., Inc.
6.88%, 04/25/18	300,000	355,048
7.75%, 05/14/38	100,000	129,509
Morgan Stanley
1.75%, 02/25/16	500,000	506,979
5.45%, 01/09/17	200,000	221,956
5.95%, 12/28/17	250,000	285,887
6.63%, 04/01/18	200,000	234,239
7.30%, 05/13/19	200,000	243,158
3.75%, 02/25/23	500,000	487,463
7.25%, 04/01/32	100,000	124,096
6.38%, 07/24/42	100,000	117,545
National Australia Bank Ltd.
3.00%, 01/20/23	250,000	233,696
PNC Funding Corp.
3.63%, 02/08/15	160,000	165,553
5.63%, 02/01/17	75,000	83,310
Rabobank Nederland
4.63%, 12/01/23	450,000	454,053
Regions Financial Corp.
2.00%, 05/15/18 (b)	150,000	145,397
Royal Bank of Canada
2.63%, 12/15/15	225,000	233,379

See financial notes 37

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Royal Bank of Scotland Group PLC
4.38%, 03/16/16	350,000	373,714
6.40%, 10/21/19	200,000	230,749
Santander Holdings USA, Inc.
4.63%, 04/19/16	50,000	53,347
Svenska Handelsbanken AB
2.88%, 04/04/17	250,000	260,618
UBS AG
5.88%, 12/20/17	100,000	114,856
5.75%, 04/25/18	100,000	114,916
US Bancorp
3.00%, 03/15/22 (b)	100,000	96,871
Wachovia Corp.
5.75%, 06/15/17	350,000	399,560
5.75%, 02/01/18	500,000	577,071
5.50%, 08/01/35	250,000	258,991
Wells Fargo & Co.
5.63%, 12/11/17	150,000	172,083
3.45%, 02/13/23	250,000	236,814
5.38%, 11/02/43	175,000	179,873
Westpac Banking Corp.
4.88%, 11/19/19	200,000	222,214

		23,811,439

Brokerage 0.2%
BlackRock, Inc.
5.00%, 12/10/19	350,000	395,696
Jefferies Group, Inc.
3.88%, 11/09/15	300,000	314,118
5.50%, 03/15/16	100,000	108,500
Nomura Holdings, Inc.
5.00%, 03/04/15	100,000	104,499
6.70%, 03/04/20	15,000	17,222

		940,035

Finance Company 0.6%
General Electric Capital Corp.
4.88%, 03/04/15	150,000	157,607
5.00%, 01/08/16	75,000	81,093
1.50%, 07/12/16	250,000	252,799
1.63%, 04/02/18	250,000	247,598
6.00%, 08/07/19	100,000	117,473
4.38%, 09/16/20	300,000	325,611
6.75%, 03/15/32	250,000	310,450
6.15%, 08/07/37	150,000	175,582
5.88%, 01/14/38	450,000	514,339
6.88%, 01/10/39	100,000	128,991
6.38%, 11/15/67 (a)(b)	250,000	272,188
HSBC Finance Corp.
5.50%, 01/19/16	100,000	108,468
6.68%, 01/15/21	150,000	172,602

		2,864,801

Insurance 1.2%
ACE INA Holdings, Inc.
2.70%, 03/13/23	150,000	137,724
Aetna, Inc.
3.95%, 09/01/20	100,000	104,702
Allstate Corp.
3.15%, 06/15/23	100,000	95,026
4.50%, 06/15/43	300,000	284,980
American International Group, Inc.
2.38%, 08/24/15	100,000	102,185
4.88%, 09/15/16	150,000	164,854
5.60%, 10/18/16	200,000	223,030
5.85%, 01/16/18	40,000	45,966
6.40%, 12/15/20	300,000	355,067
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	300,000	319,292
5.75%, 01/15/40	100,000	111,009
Berkshire Hathaway, Inc.
3.20%, 02/11/15	140,000	144,337
Chubb Corp.
6.00%, 05/11/37	250,000	293,014
Cigna Corp.
2.75%, 11/15/16	100,000	104,154
4.00%, 02/15/22 (b)	150,000	152,937
5.88%, 03/15/41 (b)	50,000	55,348
5.38%, 02/15/42 (b)	300,000	313,049
CNA Financial Corp.
7.35%, 11/15/19	250,000	303,796
Genworth Holdings, Inc.
7.63%, 09/24/21	200,000	238,357
6.50%, 06/15/34	200,000	215,757
Hartford Financial Services Group, Inc.
5.38%, 03/15/17	200,000	220,547
5.95%, 10/15/36	100,000	111,440
ING US, Inc.
2.90%, 02/15/18	300,000	307,132
5.70%, 07/15/43	100,000	104,860
Lincoln National Corp.
4.00%, 09/01/23	150,000	148,324
MetLife, Inc.
5.70%, 06/15/35	100,000	109,562
4.88%, 11/13/43	150,000	147,789
Prudential Financial, Inc.
6.00%, 12/01/17	100,000	115,092
4.50%, 11/16/21	100,000	106,605
Travelers Cos., Inc.
5.90%, 06/02/19	160,000	187,549
6.25%, 06/15/37	70,000	84,192
UnitedHealth Group, Inc.
0.85%, 10/15/15	50,000	50,222
1.40%, 10/15/17	50,000	49,414
6.00%, 02/15/18	150,000	173,458
Unum Group
5.63%, 09/15/20	100,000	109,769
WellPoint, Inc.
5.25%, 01/15/16	150,000	162,263
2.30%, 07/15/18	100,000	99,312

		6,052,114

Other Financial 0.0%
CME Group, Inc.
3.00%, 09/15/22	200,000	189,220

		189,220

Real Estate Investment Trust 0.5%
Boston Properties LP
3.80%, 02/01/24 (b)	100,000	96,094
Digital Realty Trust LP
5.88%, 02/01/20	250,000	266,304
5.25%, 03/15/21 (b)	100,000	102,212
Duke Realty LP
7.38%, 02/15/15	125,000	133,739

38 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
HCP, Inc.
6.70%, 01/30/18	100,000	116,338
5.38%, 02/01/21 (b)	150,000	163,521
Health Care REIT, Inc.
4.13%, 04/01/19 (b)	300,000	316,248
4.50%, 01/15/24 (b)	100,000	98,932
Kilroy Realty LP
3.80%, 01/15/23 (b)	250,000	233,576
ProLogis LP
6.63%, 05/15/18	45,000	52,609
4.25%, 08/15/23 (b)	200,000	197,957
Simon Property Group LP
6.13%, 05/30/18	150,000	173,843
5.65%, 02/01/20 (b)	102,000	116,118
Ventas Realty LP
4.25%, 03/01/22 (b)	200,000	201,594
3.25%, 08/15/22 (b)	250,000	232,037

		2,501,122

		36,358,731

Industrial 12.4%

Basic Industry 1.2%
Airgas, Inc.
1.65%, 02/15/18 (b)	150,000	146,415
Barrick Gold Corp.
6.95%, 04/01/19	100,000	115,557
4.10%, 05/01/23	100,000	90,560
Barrick North America Finance LLC
4.40%, 05/30/21	300,000	289,304
5.75%, 05/01/43	100,000	90,220
BHP Billiton Finance USA Ltd.
3.25%, 11/21/21	100,000	99,579
CF Industries, Inc.
6.88%, 05/01/18	468,000	543,310
7.13%, 05/01/20	100,000	117,367
Cliffs Natural Resources, Inc.
3.95%, 01/15/18	100,000	101,073
6.25%, 10/01/40	50,000	42,722
Domtar Corp.
10.75%, 06/01/17	100,000	124,904
Dow Chemical Co.
2.50%, 02/15/16	200,000	206,333
8.55%, 05/15/19	225,000	290,845
5.25%, 11/15/41 (b)	100,000	99,995
Eastman Chemical Co.
3.60%, 08/15/22 (b)	350,000	336,635
EI du Pont de Nemours & Co.
5.75%, 03/15/19	200,000	227,930
Freeport-McMoRan Copper & Gold, Inc.
1.40%, 02/13/15	300,000	301,757
5.45%, 03/15/43 (b)	100,000	96,045
International Paper Co.
7.95%, 06/15/18	100,000	121,586
7.50%, 08/15/21	250,000	306,934
Kinross Gold Corp.
5.13%, 09/01/21 (b)	250,000	239,202
6.88%, 09/01/41 (b)	150,000	134,800
LYB International Finance BV
4.00%, 07/15/23	100,000	98,899
5.25%, 07/15/43	250,000	252,253
Mosaic Co.
4.25%, 11/15/23 (b)	100,000	98,957
5.63%, 11/15/43 (b)	150,000	152,725
Newmont Mining Corp.
3.50%, 03/15/22 (b)	150,000	127,898
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/01/36	100,000	107,990
Rio Tinto Finance USA Ltd.
1.88%, 11/02/15	170,000	173,442
6.50%, 07/15/18	100,000	118,166
Rio Tinto Finance USA PLC
3.50%, 03/22/22 (b)	100,000	98,306
4.75%, 03/22/42 (b)	100,000	97,565
Southern Copper Corp.
5.25%, 11/08/42	100,000	81,598
Teck Resources Ltd.
6.25%, 07/15/41 (b)	100,000	99,868
Vale Overseas Ltd.
6.88%, 11/21/36	100,000	103,775
Vale S.A.
5.63%, 09/11/42	200,000	182,557
Valspar Corp.
4.20%, 01/15/22 (b)	100,000	98,785
Weyerhaeuser Co.
7.38%, 03/15/32	100,000	122,696

		6,138,553

Capital Goods 1.1%
ABB Finance USA, Inc.
1.63%, 05/08/17	100,000	99,882
2.88%, 05/08/22	100,000	94,666
Avery Dennison Corp.
5.38%, 04/15/20	105,000	107,202
Boeing Co.
0.95%, 05/15/18	250,000	239,978
Caterpillar Financial Services Corp.
1.25%, 11/06/17	150,000	147,989
7.15%, 02/15/19	250,000	307,646
Caterpillar, Inc.
5.70%, 08/15/16	100,000	111,558
CRH America, Inc.
6.00%, 09/30/16	100,000	111,784
Deere & Co.
5.38%, 10/16/29	150,000	168,886
Eaton Corp.
0.95%, 11/02/15	50,000	50,210
1.50%, 11/02/17	50,000	49,062
4.00%, 11/02/32	100,000	92,136
4.15%, 11/02/42	100,000	89,188
General Electric Co.
0.85%, 10/09/15	100,000	100,511
5.25%, 12/06/17	100,000	113,296
2.70%, 10/09/22	100,000	93,780
4.13%, 10/09/42	100,000	92,762
Illinois Tool Works, Inc.
3.90%, 09/01/42 (b)	100,000	85,922
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 01/15/19 (c)	250,000	246,693
John Deere Capital Corp.
5.50%, 04/13/17	200,000	224,185
1.70%, 01/15/20	100,000	94,302
L-3 Communications Corp.
4.75%, 07/15/20	250,000	259,798

See financial notes 39

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
4.95%, 02/15/21 (b)	250,000	261,878
Lockheed Martin Corp.
4.25%, 11/15/19	36,000	38,762
3.35%, 09/15/21	100,000	99,387
Northrop Grumman Corp.
4.75%, 06/01/43	150,000	142,700
Owens Corning
4.20%, 12/15/22 (b)	100,000	95,668
Republic Services, Inc.
3.80%, 05/15/18	200,000	212,040
5.70%, 05/15/41 (b)	80,000	85,923
Textron, Inc.
5.95%, 09/21/21 (b)	200,000	215,837
United Technologies Corp.
1.80%, 06/01/17	150,000	152,438
5.38%, 12/15/17	300,000	342,176
6.13%, 02/01/19	150,000	177,258
3.10%, 06/01/22	100,000	97,958
6.13%, 07/15/38	150,000	179,450
4.50%, 06/01/42	150,000	146,238

		5,229,149

Communications 2.3%
21st Century Fox America, Inc.
6.90%, 03/01/19	30,000	36,029
4.00%, 10/01/23 (c)	100,000	99,034
6.15%, 03/01/37	200,000	220,522
America Movil S.A.B. de C.V.
2.38%, 09/08/16	200,000	206,834
4.38%, 07/16/42	150,000	125,371
American Tower Corp.
3.40%, 02/15/19	100,000	101,924
5.00%, 02/15/24	100,000	100,938
AT&T Mobility LLC
7.13%, 12/15/31	50,000	61,010
AT&T, Inc.
0.80%, 12/02/15	100,000	99,794
5.50%, 02/01/18	400,000	450,688
5.80%, 02/15/19	200,000	229,529
3.00%, 02/15/22	350,000	330,339
6.15%, 09/15/34	200,000	218,017
5.35%, 09/01/40	50,000	49,646
5.55%, 08/15/41	100,000	101,846
4.30%, 12/15/42 (b)	200,000	170,300
CBS Corp.
5.50%, 05/15/33	150,000	147,883
Cellco Partnership / Verizon Wireless Capital LLC
8.50%, 11/15/18	100,000	126,744
Comcast Corp.
5.15%, 03/01/20	250,000	279,264
2.85%, 01/15/23	250,000	231,605
4.25%, 01/15/33	300,000	279,561
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (a)	100,000	141,430
DIRECTV Holdings LLC
3.55%, 03/15/15	100,000	103,327
3.50%, 03/01/16	100,000	105,024
5.88%, 10/01/19	100,000	113,418
6.00%, 08/15/40 (b)	150,000	148,613
6.38%, 03/01/41	100,000	104,026
Discovery Communications LLC
5.05%, 06/01/20	150,000	163,958
NBCUniversal Media LLC
2.88%, 04/01/16	100,000	104,152
4.38%, 04/01/21	250,000	265,017
5.95%, 04/01/41	350,000	384,187
Orange S.A.
5.38%, 01/13/42	250,000	251,991
Qwest Corp.
6.75%, 12/01/21	350,000	383,830
Rogers Communications, Inc.
3.00%, 03/15/23 (b)	250,000	231,074
TCI Communications, Inc.
7.13%, 02/15/28	150,000	184,913
Telefonica Emisiones S.A.U.
4.95%, 01/15/15	300,000	312,619
6.22%, 07/03/17	150,000	169,473
5.46%, 02/16/21	250,000	264,411
Telefonos de Mexico S.A.B. de C.V.
5.50%, 11/15/19	100,000	109,750
Time Warner Cable, Inc.
5.85%, 05/01/17	150,000	163,729
5.00%, 02/01/20	250,000	254,170
6.55%, 05/01/37	200,000	185,600
5.50%, 09/01/41 (b)	100,000	83,128
4.50%, 09/15/42 (b)	100,000	76,024
Verizon Communications, Inc.
2.50%, 09/15/16	100,000	103,471
1.10%, 11/01/17	600,000	584,287
3.65%, 09/14/18	150,000	158,956
4.50%, 09/15/20	500,000	536,059
6.40%, 09/15/33	450,000	519,077
5.85%, 09/15/35	200,000	212,999
6.55%, 09/15/43	400,000	469,648
Verizon Global Funding Corp.
7.75%, 12/01/30	100,000	128,053
Vodafone Group PLC
5.00%, 09/15/15	100,000	106,973
5.45%, 06/10/19	250,000	284,524
4.38%, 03/16/21	150,000	156,047

		11,230,836

Consumer Cyclical 1.6%
Amazon.com, Inc.
2.50%, 11/29/22 (b)	150,000	135,479
CVS Caremark Corp.
4.75%, 05/18/20 (b)	225,000	246,172
6.13%, 09/15/39	300,000	341,400
Daimler Finance North America LLC
8.50%, 01/18/31	75,000	109,178
Darden Restaurants, Inc.
3.35%, 11/01/22 (b)	100,000	86,191
eBay, Inc.
1.63%, 10/15/15	125,000	127,496
Ford Motor Co.
7.45%, 07/16/31	425,000	521,855
Ford Motor Credit Co. LLC
2.75%, 05/15/15	300,000	307,856
6.63%, 08/15/17	450,000	521,721
4.25%, 09/20/22	450,000	452,886
Gap, Inc.
5.95%, 04/12/21 (b)	450,000	497,979
Home Depot, Inc.
5.40%, 03/01/16	300,000	329,236
3.75%, 02/15/24 (b)	100,000	99,741

40 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
4.88%, 02/15/44 (b)	100,000	101,655
Lowe’s Cos., Inc.
3.12%, 04/15/22 (b)	50,000	48,569
Macy’s Retail Holdings, Inc.
5.90%, 12/01/16	210,000	235,712
2.88%, 02/15/23 (b)	200,000	181,361
5.13%, 01/15/42 (b)	100,000	95,772
Marriott International, Inc.
3.00%, 03/01/19 (b)	100,000	100,815
McDonald’s Corp.
5.30%, 03/15/17	86,000	96,140
3.70%, 02/15/42	114,000	96,944
NIKE, Inc.
2.25%, 05/01/23 (b)	100,000	89,598
3.63%, 05/01/43 (b)	50,000	42,122
Nordstrom, Inc.
4.00%, 10/15/21 (b)	150,000	155,827
QVC, Inc.
5.13%, 07/02/22	100,000	99,079
Starbucks Corp.
3.85%, 10/01/23 (b)	100,000	100,783
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/18	100,000	115,853
Target Corp.
5.88%, 07/15/16	100,000	112,595
6.35%, 11/01/32	45,000	52,838
Time Warner, Inc.
3.15%, 07/15/15	85,000	88,093
4.75%, 03/29/21	300,000	320,403
7.63%, 04/15/31	100,000	126,888
7.70%, 05/01/32	61,000	78,534
5.35%, 12/15/43	250,000	254,131
Toyota Motor Credit Corp.
3.40%, 09/15/21	100,000	101,689
Viacom, Inc.
2.50%, 12/15/16	100,000	103,493
4.25%, 09/01/23 (b)	50,000	49,994
6.88%, 04/30/36	100,000	115,843
5.85%, 09/01/43 (b)	100,000	105,499
Wal-Mart Stores, Inc.
5.25%, 09/01/35	550,000	599,466
6.50%, 08/15/37	100,000	125,508
Walt Disney Co.
1.35%, 08/16/16	150,000	151,823
1.13%, 02/15/17	200,000	198,927
Wyndham Worldwide Corp.
5.63%, 03/01/21	100,000	106,937

		8,030,081

Consumer Non-Cyclical 3.1%
AbbVie, Inc.
2.00%, 11/06/18	700,000	693,242
Actavis, Inc.
1.88%, 10/01/17	250,000	247,615
4.63%, 10/01/42 (b)	100,000	91,326
Altria Group, Inc.
4.13%, 09/11/15	144,000	152,018
4.75%, 05/05/21	100,000	107,483
2.85%, 08/09/22	350,000	322,856
2.95%, 05/02/23	300,000	273,010
AmerisourceBergen Corp.
4.88%, 11/15/19	450,000	496,054
Amgen, Inc.
5.85%, 06/01/17	200,000	227,097
3.88%, 11/15/21 (b)	200,000	205,776
5.15%, 11/15/41 (b)	100,000	99,995
Anheuser-Busch InBev Worldwide, Inc.
1.38%, 07/15/17	350,000	349,565
6.88%, 11/15/19	350,000	429,605
3.75%, 07/15/42	200,000	170,314
Archer-Daniels-Midland Co.
5.45%, 03/15/18	150,000	169,701
4.48%, 03/01/21 (a)	250,000	263,256
5.94%, 10/01/32	100,000	111,023
4.02%, 04/16/43	100,000	85,359
AstraZeneca PLC
6.45%, 09/15/37	150,000	179,702
Baxter International, Inc.
4.50%, 06/15/43 (b)	200,000	194,276
Boston Scientific Corp.
6.00%, 01/15/20	150,000	172,426
4.13%, 10/01/23 (b)	100,000	99,388
Bristol-Myers Squibb Co.
6.13%, 05/01/38	100,000	119,215
3.25%, 08/01/42	100,000	77,986
Cardinal Health, Inc.
4.00%, 06/15/15	100,000	104,695
1.70%, 03/15/18	100,000	97,960
Celgene Corp.
1.90%, 08/15/17	100,000	99,613
Colgate-Palmolive Co.
2.63%, 05/01/17	100,000	102,779
ConAgra Foods, Inc.
1.90%, 01/25/18	400,000	393,047
3.20%, 01/25/23 (b)	350,000	325,578
4.65%, 01/25/43 (b)	150,000	138,334
Covidien International Finance S.A.
2.80%, 06/15/15	50,000	51,432
Delhaize Group S.A.
5.70%, 10/01/40	100,000	95,127
Diageo Capital PLC
5.75%, 10/23/17	100,000	114,221
1.13%, 04/29/18	150,000	144,765
Express Scripts Holding Co.
3.13%, 05/15/16	350,000	365,509
General Mills, Inc.
3.15%, 12/15/21 (b)	100,000	98,060
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	150,000	172,841
2.85%, 05/08/22	150,000	141,731
Hasbro, Inc.
6.30%, 09/15/17	100,000	112,812
6.35%, 03/15/40	100,000	105,679
Kellogg Co.
4.45%, 05/30/16	150,000	161,911
Kimberly-Clark Corp.
6.63%, 08/01/37	100,000	125,757
Koninklijke Philips N.V.
5.00%, 03/15/42	100,000	99,669
Kraft Foods Group, Inc.
5.38%, 02/10/20	78,000	88,116
3.50%, 06/06/22	200,000	195,271
Laboratory Corp. of America Holdings
2.50%, 11/01/18	100,000	98,736

See financial notes 41

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
4.00%, 11/01/23 (b)	100,000	96,284
Lorillard Tobacco Co.
2.30%, 08/21/17	100,000	100,307
McKesson Corp.
3.25%, 03/01/16	50,000	52,137
Medtronic, Inc.
4.00%, 04/01/43 (b)	300,000	265,486
Merck & Co., Inc.
2.25%, 01/15/16	90,000	93,016
3.88%, 01/15/21 (b)	200,000	211,271
5.85%, 06/30/39	64,000	74,658
Molson Coors Brewing Co.
3.50%, 05/01/22	200,000	196,715
Mondelez International, Inc.
4.13%, 02/09/16	250,000	265,174
6.50%, 02/09/40	150,000	179,862
Mylan, Inc.
1.80%, 06/24/16 (c)	100,000	102,007
Newell Rubbermaid, Inc.
4.70%, 08/15/20	150,000	157,551
Novartis Capital Corp.
4.40%, 04/24/20	100,000	109,064
PepsiCo, Inc.
2.25%, 01/07/19 (b)	150,000	150,621
4.88%, 11/01/40	200,000	200,736
Pfizer, Inc.
6.20%, 03/15/19	225,000	267,025
Philip Morris International, Inc.
1.13%, 08/21/17	100,000	98,117
2.50%, 08/22/22	100,000	91,330
Procter & Gamble Co.
1.80%, 11/15/15	375,000	383,842
4.70%, 02/15/19	42,000	46,965
5.55%, 03/05/37	50,000	57,347
Quest Diagnostics, Inc.
3.20%, 04/01/16	100,000	103,760
Reynolds American, Inc.
6.75%, 06/15/17	100,000	114,556
3.25%, 11/01/22	250,000	230,863
Safeway, Inc.
3.95%, 08/15/20	100,000	100,108
Sanofi
2.63%, 03/29/16	300,000	312,126
1.25%, 04/10/18	100,000	97,462
4.00%, 03/29/21	150,000	157,389
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	100,000	90,712
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36	275,000	302,158
The Coca-Cola Co.
1.50%, 11/15/15	200,000	203,866
1.15%, 04/01/18	100,000	97,249
The Kroger Co.
3.85%, 08/01/23 (b)	100,000	98,651
7.50%, 04/01/31	100,000	121,706
Thermo Fisher Scientific, Inc.
4.50%, 03/01/21	50,000	52,717
3.60%, 08/15/21 (b)	50,000	49,634
4.15%, 02/01/24 (b)	200,000	198,504
5.30%, 02/01/44 (b)	200,000	202,998
Wyeth LLC
5.95%, 04/01/37	500,000	581,531
Zoetis, Inc.
4.70%, 02/01/43 (b)	100,000	93,824

		15,181,260

Energy 1.6%
Anadarko Petroleum Corp.
5.95%, 09/15/16	225,000	250,823
6.38%, 09/15/17	200,000	229,806
6.45%, 09/15/36	100,000	112,644
Apache Corp.
6.90%, 09/15/18	100,000	120,322
4.75%, 04/15/43 (b)	100,000	97,372
Baker Hughes, Inc.
3.20%, 08/15/21 (b)	150,000	149,186
BP Capital Markets PLC
3.20%, 03/11/16	500,000	525,318
1.38%, 05/10/18	800,000	777,254
4.75%, 03/10/19	250,000	278,983
Canadian Natural Resources Ltd.
5.70%, 05/15/17	150,000	168,703
6.25%, 03/15/38	100,000	112,420
Chevron Corp.
3.19%, 06/24/23 (b)	100,000	96,189
Conoco, Inc.
6.95%, 04/15/29	100,000	126,858
ConocoPhillips Canada
5.63%, 10/15/16	150,000	167,940
Devon Energy Corp.
2.25%, 12/15/18 (b)	250,000	247,669
Diamond Offshore Drilling, Inc.
4.88%, 11/01/43 (b)	100,000	98,527
Encana Corp.
6.50%, 02/01/38	175,000	192,718
Halliburton Co.
6.15%, 09/15/19	125,000	147,990
Hess Corp.
8.13%, 02/15/19	200,000	248,691
7.30%, 08/15/31	150,000	183,679
7.13%, 03/15/33	100,000	120,857
Husky Energy, Inc.
7.25%, 12/15/19	200,000	241,623
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	290,973
Marathon Petroleum Corp.
5.13%, 03/01/21	125,000	135,612
Nabors Industries, Inc.
2.35%, 09/15/16 (c)	100,000	101,073
6.15%, 02/15/18	100,000	112,476
5.10%, 09/15/23 (b)(c)	100,000	99,382
Noble Holding International Ltd.
4.63%, 03/01/21	250,000	259,149
5.25%, 03/15/42	150,000	144,440
Occidental Petroleum Corp.
4.10%, 02/01/21 (b)	100,000	105,135
Petrohawk Energy Corp.
7.88%, 06/01/15 (b)	200,000	205,300
7.25%, 08/15/18 (b)	100,000	108,050
Shell International Finance BV
3.10%, 06/28/15	100,000	103,816
4.30%, 09/22/19	100,000	109,752
6.38%, 12/15/38	45,000	56,082
Suncor Energy, Inc.
6.10%, 06/01/18	100,000	115,709

42 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
6.50%, 06/15/38	150,000	175,193
Talisman Energy, Inc.
3.75%, 02/01/21 (b)	150,000	145,446
Tosco Corp.
7.80%, 01/01/27	150,000	197,765
Total Capital S.A.
3.00%, 06/24/15	100,000	103,619
Transocean, Inc.
6.38%, 12/15/21	250,000	281,373
Valero Energy Corp.
9.38%, 03/15/19	150,000	193,526
6.13%, 02/01/20	150,000	171,554
Weatherford International Ltd.
4.50%, 04/15/22 (b)	175,000	176,397

		8,087,394

Technology 1.1%
Apple, Inc.
0.45%, 05/03/16	100,000	99,331
1.00%, 05/03/18	100,000	96,797
2.40%, 05/03/23	100,000	90,106
3.85%, 05/03/43	50,000	41,942
Arrow Electronics, Inc.
3.00%, 03/01/18	150,000	150,223
4.50%, 03/01/23 (b)	200,000	192,699
Cisco Systems, Inc.
4.45%, 01/15/20	350,000	382,242
5.90%, 02/15/39	100,000	111,558
Corning, Inc.
1.45%, 11/15/17	200,000	197,313
Fiserv, Inc.
6.80%, 11/20/17	285,000	328,661
4.63%, 10/01/20	250,000	256,306
Google, Inc.
2.13%, 05/19/16	75,000	77,535
Harris Corp.
6.15%, 12/15/40	150,000	160,748
Hewlett-Packard Co.
2.60%, 09/15/17	300,000	305,081
Intel Corp.
3.30%, 10/01/21	100,000	99,518
4.25%, 12/15/42	250,000	221,824
International Business Machines Corp.
5.70%, 09/14/17	150,000	172,391
3.38%, 08/01/23	150,000	146,442
Microsoft Corp.
2.50%, 02/08/16	100,000	103,827
1.63%, 12/06/18	250,000	246,884
4.50%, 10/01/40	100,000	95,358
NetApp, Inc.
3.25%, 12/15/22 (b)	250,000	225,621
Oracle Corp.
2.38%, 01/15/19	100,000	101,014
3.88%, 07/15/20	380,000	401,654
3.63%, 07/15/23	100,000	99,395
6.13%, 07/08/39	150,000	175,381
5.38%, 07/15/40	100,000	107,166
Science Applications International Corp.
5.50%, 07/01/33	50,000	46,365
Texas Instruments, Inc.
2.38%, 05/16/16	100,000	103,714
Xerox Corp.
4.25%, 02/15/15	300,000	311,314
2.75%, 03/15/19	300,000	297,687

		5,446,097

Transportation 0.4%
American Airlines 2013-1 Class A Pass Through Trust
4.00%, 07/15/25 (c)	100,000	96,750
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	140,000	153,776
3.85%, 09/01/23 (b)	200,000	197,121
5.05%, 03/01/41 (b)	300,000	298,666
Canadian National Railway Co.
4.50%, 11/07/43 (b)	100,000	96,961
Canadian Pacific Railway Ltd.
4.50%, 01/15/22	250,000	260,594
CSX Corp.
6.25%, 04/01/15	200,000	213,833
4.25%, 06/01/21 (b)	150,000	156,877
4.10%, 03/15/44 (b)	100,000	85,081
FedEx Corp.
2.63%, 08/01/22	200,000	181,137
3.88%, 08/01/42	200,000	164,914
Norfolk Southern Corp.
3.00%, 04/01/22 (b)	150,000	141,970
United Parcel Service, Inc.
5.50%, 01/15/18	150,000	171,742

		2,219,422

		61,562,792

Utilities 2.3%

Electric 1.5%
American Electric Power Co., Inc.
1.65%, 12/15/17 (b)	500,000	490,372
Appalachian Power Co.
7.00%, 04/01/38	350,000	424,093
Commonwealth Edison Co.
1.95%, 09/01/16 (b)	50,000	51,099
Consolidated Edison Co. of New York, Inc.
5.85%, 04/01/18	200,000	231,521
Consumers Energy Co.
3.38%, 08/15/23 (b)	300,000	292,618
3.95%, 05/15/43 (b)	100,000	88,700
Duke Energy Carolinas LLC
6.05%, 04/15/38	200,000	238,190
5.30%, 02/15/40	100,000	108,968
Duke Energy Corp.
2.10%, 06/15/18 (b)	150,000	149,297
Duke Energy Indiana, Inc.
3.75%, 07/15/20	175,000	181,671
Entergy Corp.
3.63%, 09/15/15	250,000	257,989
Exelon Generation Co. LLC
4.00%, 10/01/20 (b)	250,000	250,270
Florida Power & Light Co.
5.95%, 02/01/38	150,000	176,373
Florida Power Corp.
6.40%, 06/15/38	91,000	112,578
Georgia Power Co.
4.75%, 09/01/40	150,000	144,076
LG&E and KU Energy LLC
3.75%, 11/15/20 (b)	150,000	151,985

See financial notes 43

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
Midamerican Energy Holdings Co.
5.75%, 04/01/18	100,000	114,258
6.13%, 04/01/36	200,000	227,937
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	100,000	112,895
NextEra Energy Capital Holdings, Inc.
3.63%, 06/15/23 (b)	100,000	93,979
Pacific Gas & Electric Co.
4.25%, 05/15/21 (b)	200,000	210,579
6.05%, 03/01/34	192,000	220,606
PPL Electric Utilities Corp.
2.50%, 09/01/22 (b)	100,000	92,363
PPL Energy Supply LLC
6.20%, 05/15/16	150,000	165,076
6.50%, 05/01/18	200,000	222,691
4.60%, 12/15/21 (b)	100,000	96,252
PSEG Power LLC
5.13%, 04/15/20	150,000	163,804
Public Service Electric & Gas Co.
3.95%, 05/01/42 (b)	100,000	89,471
San Diego Gas & Electric Co.
4.30%, 04/01/42 (b)	100,000	95,890
Southern California Edison Co.
5.50%, 08/15/18	100,000	114,593
Southwestern Electric Power Co.
5.55%, 01/15/17	100,000	109,928
The Dayton Power & Light Co.
1.88%, 09/15/16 (c)	200,000	201,766
TransAlta Corp.
4.50%, 11/15/22 (b)	500,000	481,176
Union Electric Co.
3.90%, 09/15/42 (b)	100,000	87,891
Virginia Electric & Power Co.
6.00%, 05/15/37	300,000	351,632
Westar Energy, Inc.
4.13%, 03/01/42 (b)	100,000	91,507
Xcel Energy, Inc.
4.70%, 05/15/20 (b)	350,000	384,649
4.80%, 09/15/41 (b)	200,000	195,493

		7,274,236

Natural Gas 0.8%
Dominion Gas Holdings LLC
4.80%, 11/01/43 (b)(c)	100,000	97,061
El Paso Pipeline Partners Operating Co. LLC
4.70%, 11/01/42 (b)	200,000	172,216
Energy Transfer Partners LP
6.70%, 07/01/18	50,000	58,110
4.65%, 06/01/21 (b)	100,000	103,025
3.60%, 02/01/23 (b)	100,000	92,780
6.63%, 10/15/36	200,000	216,178
7.50%, 07/01/38	100,000	117,685
Enterprise Products Operating LLC
3.20%, 02/01/16	200,000	208,732
6.30%, 09/15/17	100,000	115,215
5.20%, 09/01/20	150,000	167,094
3.35%, 03/15/23 (b)	150,000	142,765
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	250,000	284,361
6.85%, 02/15/20	50,000	59,510
5.80%, 03/15/35	100,000	102,833
5.00%, 08/15/42 (b)	100,000	92,693
Magellan Midstream Partners LP
4.20%, 12/01/42 (b)	100,000	84,862
Nisource Finance Corp.
3.85%, 02/15/23 (b)	100,000	96,407
Plains All American Pipeline LP
5.75%, 01/15/20	100,000	114,297
3.65%, 06/01/22 (b)	200,000	196,851
3.85%, 10/15/23 (b)	150,000	146,620
6.65%, 01/15/37	100,000	117,244
Sempra Energy
6.00%, 10/15/39	250,000	275,553
Southern Natural Gas Co.
5.90%, 04/01/17 (c)	150,000	168,852
Southwest Gas Corp.
3.88%, 04/01/22 (b)	100,000	100,988
TransCanada PipeLines Ltd.
3.80%, 10/01/20	56,000	58,053
2.50%, 08/01/22	100,000	91,380
3.75%, 10/16/23	50,000	48,832
7.63%, 01/15/39	100,000	133,906
5.00%, 10/16/43 (b)	50,000	49,461
Williams Partners LP
7.25%, 02/01/17	350,000	403,883
6.30%, 04/15/40	50,000	53,914

		4,171,361

Other Utilities 0.0%
Veolia Environnement S.A.
6.00%, 06/01/18	200,000	227,169

		227,169

		11,672,766

Total Corporate Bonds
(Cost $111,328,477)		109,594,289

Foreign Securities 5.0% of net assets

Foreign Agencies 1.6%

Austria 0.0%
Oesterreichische Kontrollbank AG
1.75%, 10/05/15	75,000	76,744
2.00%, 06/03/16	150,000	154,543

		231,287

Brazil 0.2%
Petrobras Global Finance BV
4.38%, 05/20/23	100,000	90,089
5.63%, 05/20/43	150,000	123,197
Petrobras International Finance Co.
2.88%, 02/06/15	400,000	407,001
5.38%, 01/27/21	250,000	249,347

		869,634

Canada 0.1%
Export Development Canada
2.25%, 05/28/15	100,000	102,732
1.25%, 10/27/15	100,000	101,579
Nexen, Inc.
5.88%, 03/10/35	150,000	160,691
6.40%, 05/15/37	200,000	228,391

		593,393

44 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Germany 0.7%
Kreditanstalt fuer Wiederaufbau
1.00%, 01/12/15 (d)	250,000	251,899
1.25%, 10/26/15 (d)	250,000	253,814
2.63%, 02/16/16 (d)	375,000	391,065
4.88%, 01/17/17 (d)	450,000	503,640
1.25%, 02/15/17 (d)	350,000	353,654
4.50%, 07/16/18 (d)	500,000	560,481
4.88%, 06/17/19 (d)	200,000	228,517
2.75%, 09/08/20 (d)	200,000	202,006
2.38%, 08/25/21 (d)	300,000	290,182
Landwirtschaftliche Rentenbank
1.88%, 09/17/18 (d)	500,000	502,063

		3,537,321

Japan 0.1%
Japan Bank for International Cooperation
2.25%, 07/13/16	400,000	414,312

		414,312

Mexico 0.2%
Pemex Project Funding Master Trust
6.63%, 06/15/35	450,000	475,875
Petroleos Mexicanos
5.50%, 01/21/21	400,000	432,000

		907,875

Norway 0.1%
Statoil A.S.A.
2.45%, 01/17/23	100,000	91,333
3.70%, 03/01/24	400,000	397,965
4.25%, 11/23/41	100,000	92,023

		581,321

Republic of Korea 0.1%
Export-Import Bank of Korea
5.88%, 01/14/15	100,000	105,223
4.38%, 09/15/21	300,000	314,420
5.00%, 04/11/22	200,000	218,098

		637,741

Sweden 0.1%
Svensk Exportkredit AB
5.13%, 03/01/17	150,000	168,708
1.13%, 04/05/18	250,000	244,137

		412,845

		8,185,729

Foreign Local Government 0.5%

Canada 0.5%
Hydro-Quebec
2.00%, 06/30/16	400,000	410,970
1.38%, 06/19/17	250,000	251,059
8.05%, 07/07/24	60,000	80,069
Province of British Columbia
2.85%, 06/15/15	200,000	207,264
Province of Manitoba
1.13%, 06/01/18	250,000	244,259
Province of Ontario
2.95%, 02/05/15	460,000	472,943
2.30%, 05/10/16	200,000	207,039
4.00%, 10/07/19	225,000	243,886
2.45%, 06/29/22	200,000	185,303
Province of Quebec
7.50%, 09/15/29	68,000	90,145

		2,392,937

Sovereign 1.4%

Brazil 0.2%
Brazilian Government International Bond
6.00%, 01/17/17	350,000	388,675
4.88%, 01/22/21	100,000	106,000
2.63%, 01/05/23	300,000	258,750
8.25%, 01/20/34	150,000	192,375
7.13%, 01/20/37	100,000	115,000

		1,060,800

Canada 0.0%
Canada Government International Bond
0.88%, 02/14/17	100,000	100,078

		100,078

Chile 0.1%
Chile Government International Bond
2.25%, 10/30/22	300,000	267,750
3.63%, 10/30/42	100,000	79,050

		346,800

Colombia 0.1%
Colombia Government International Bond
7.38%, 03/18/19	300,000	362,100
7.38%, 09/18/37	100,000	123,500

		485,600

Italy 0.1%
Italy Government International Bond
4.50%, 01/21/15	150,000	155,696
3.13%, 01/26/15	350,000	358,343
5.38%, 06/12/17	100,000	109,086
6.88%, 09/27/23	150,000	179,308

		802,433

Mexico 0.3%
Mexico Government International Bond
5.63%, 01/15/17	600,000	672,000
3.63%, 03/15/22	200,000	200,500
8.00%, 09/24/22	100,000	128,750
6.05%, 01/11/40	150,000	163,875
4.75%, 03/08/44	200,000	181,250

		1,346,375

Panama 0.1%
Panama Government International Bond
5.20%, 01/30/20	100,000	109,375
6.70%, 01/26/36	200,000	224,500

		333,875

Peru 0.1%
Peruvian Government International Bond
7.13%, 03/30/19	250,000	303,437

		303,437

Philippines 0.1%
Philippine Government International Bond
5.50%, 03/30/26	600,000	664,500

		664,500

See financial notes 45

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Poland 0.1%
Poland Government International Bond
5.00%, 10/19/15	150,000	161,445
3.00%, 03/17/23	300,000	273,900

		435,345

Republic of Korea 0.0%
Republic of Korea
7.13%, 04/16/19	150,000	183,223

		183,223

South Africa 0.0%
South Africa Government International Bond
4.67%, 01/17/24	100,000	96,125

		96,125

Turkey 0.2%
Turkey Government International Bond
5.63%, 03/30/21	500,000	504,500
7.38%, 02/05/25	250,000	270,500
4.88%, 04/16/43	200,000	154,100

		929,100

		7,087,691

Supranational* 1.5%
African Development Bank
2.50%, 03/15/16	150,000	156,054
Asian Development Bank
2.63%, 02/09/15	200,000	205,198
2.50%, 03/15/16	150,000	156,216
1.13%, 03/15/17	650,000	653,567
European Bank for Reconstruction & Development
1.63%, 09/03/15	500,000	510,306
European Investment Bank
4.63%, 10/20/15	400,000	430,328
0.63%, 04/15/16	150,000	148,735
2.50%, 05/16/16	325,000	339,532
5.13%, 05/30/17	1,000,000	1,133,498
4.00%, 02/16/21	700,000	758,250
Inter-American Development Bank
5.13%, 09/13/16	100,000	111,557
1.75%, 08/24/18	250,000	249,680
3.88%, 02/14/20	200,000	217,133
3.88%, 10/28/41	100,000	90,232
3.20%, 08/07/42	100,000	79,050
International Bank for Reconstruction & Development
2.13%, 03/15/16	400,000	414,109
0.50%, 04/15/16	350,000	349,645
0.88%, 04/17/17	350,000	349,370
International Finance Corp.
1.13%, 11/23/16	100,000	100,786
2.13%, 11/17/17	500,000	514,095
1.75%, 09/04/18	300,000	299,849
Nordic Investment Bank
0.50%, 04/14/16	250,000	249,491

		7,516,681

Total Foreign Securities
(Cost $25,782,816)		25,183,038

Mortgage-Backed Securities 29.8% of net assets

U.S. Government Agency Mortgages 29.8%
Fannie Mae
5.50%, 06/01/15 to 09/01/38 (b)	3,559,485	3,912,637
7.00%, 08/01/16 to 03/01/37 (b)	510,939	570,397
6.00%, 12/01/16 to 10/01/39 (b)	2,940,748	3,279,407
5.00%, 02/01/18 to 08/01/41 (b)	4,556,189	4,961,476
4.00%, 06/01/18 to 12/01/43 (b)	9,776,854	10,114,510
3.50%, 10/01/18 to 09/01/43 (b)	11,124,790	11,129,695
4.50%, 06/01/19 to 12/01/43 (b)	8,318,533	8,862,652
6.50%, 01/01/21 to 10/01/39 (b)	804,921	894,240
2.50%, 05/01/23 to 09/01/28 (b)	3,132,372	3,110,015
8.50%, 05/01/25 (b)	4,652	5,355
3.00%, 01/01/26 to 07/01/43 (b)	11,363,150	10,962,351
2.00%, 02/01/28 to 09/01/28 (b)	288,135	278,348
3.65%, 03/01/40 (a)(b)	285,102	303,000
3.35%, 04/01/40 (a)(b)	111,585	117,252
3.62%, 05/01/40 (a)(b)	90,886	96,601
3.71%, 06/01/40 (a)(b)	312,052	332,090
Fannie Mae TBA
2.00%, 02/01/29 (b)	400,000	384,625
2.50%, 02/01/29 to 02/01/44 (b)	1,600,000	1,537,789
3.00%, 02/01/29 to 02/01/44 (b)	3,100,000	3,043,090
3.50%, 02/01/29 to 02/01/44 (b)	1,600,000	1,643,090
4.00%, 02/01/29 to 02/01/44 (b)	1,800,000	1,873,000
4.50%, 02/01/44 (b)	100,000	105,660
Freddie Mac
7.50%, 09/01/16 (b)	2,334	2,452
6.50%, 03/01/17 to 09/01/39 (b)	830,765	928,919
6.00%, 04/01/17 to 04/01/38 (b)	979,215	1,073,255
4.50%, 04/01/18 to 09/01/42 (b)	5,489,220	5,836,602
5.00%, 06/01/18 to 09/01/40 (b)	3,916,066	4,231,774
5.50%, 11/01/18 to 02/01/40 (b)	2,409,580	2,639,247
4.00%, 02/01/21 to 08/01/43 (b)	4,860,125	5,026,818
3.00%, 10/01/26 to 09/01/43 (b)	7,633,110	7,393,545
2.50%, 07/01/27 to 02/01/43 (b)	2,271,631	2,250,880
2.00%, 04/01/28 (b)	57,974	55,957

46 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
3.50%, 10/01/28 to 04/01/43 (b)	5,713,380	5,707,437
2.98%, 05/01/41 (a)(b)	50,168	52,981
Freddie Mac TBA
2.00%, 02/01/29 (b)	300,000	287,953
2.50%, 02/01/29 (b)	800,000	791,094
3.50%, 02/01/29 to 02/01/44 (b)	1,500,000	1,529,719
3.00%, 02/01/44 (b)	200,000	189,000
4.00%, 02/01/44 (b)	600,000	614,484
5.00%, 02/01/44 (b)	300,000	323,016
Ginnie Mae
5.00%, 04/15/24 to 04/20/40 (b)	4,174,858	4,548,755
3.00%, 02/15/26 to 06/20/43 (a)(b)	6,118,084	6,025,245
4.00%, 03/20/26 to 11/20/43 (a)(b)	5,153,464	5,385,551
5.50%, 04/20/26 to 01/15/35 (b)	1,026,477	1,148,123
3.50%, 05/20/26 to 11/20/43 (a)(b)	7,263,741	7,355,752
2.50%, 01/20/28 to 06/15/28 (b)	281,201	281,196
2.00%, 07/20/28 to 03/20/40 (a)(b)	259,000	265,454
1.63%, 04/20/32 (a)(b)	198,467	205,715
4.50%, 02/20/34 to 11/20/43 (b)	5,981,985	6,424,157
6.00%, 02/15/37 to 12/15/38 (b)	1,087,760	1,215,259
5.00%, 10/20/37 (a)(b)	40,634	43,313
1.63%, 08/20/38 (a)(b)	432,405	449,645
3.00%, 03/20/40 (a)(b)	376,141	397,634
2.00%, 01/20/43 to 05/20/43 (a)(b)	420,736	430,752
Ginnie Mae TBA
5.50%, 01/01/44 (b)	700,000	768,906
2.50%, 02/01/44 (b)	200,000	183,180
3.00%, 02/01/44 (b)	2,700,000	2,601,820
3.50%, 02/01/44 (b)	1,800,000	1,810,368
4.00%, 02/01/44 (b)	1,500,000	1,555,371
4.50%, 02/01/44 (b)	600,000	639,703

Total Mortgage-Backed Securities
(Cost $149,931,722)		148,188,312

Municipal Bonds 0.9% of net assets

Fixed-Rate Obligations 0.9%
Bay Area Toll Authority
RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	100,000	121,529
California,
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	250,000	319,217
GO (Build America Bonds) Series 2009
7.55%, 04/01/39	400,000	517,788
Catholic Health Initiatives
1.60%, 11/01/17	100,000	97,014
4.35%, 11/01/42	225,000	195,928
Commonwealth of Massachusetts
GO (Build America Bonds) Series 2009
5.46%, 12/01/39	100,000	107,129
Connecticut
GO Bonds Series 2008A
5.85%, 03/15/32	200,000	223,272
Dallas County Hospital District
GO (Build America Bonds) Series C
5.62%, 08/15/44	150,000	164,387
Georgia
GO (Build America Bonds) Series H
4.50%, 11/01/25	40,000	42,368
Illinois,
GO Bonds (Pension Funding) Series 2003
4.95%, 06/01/23	100,000	99,483
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	150,000	139,491
JobsOhio Beverage System
RB (Build America Bonds) Series B
3.99%, 01/01/29	250,000	230,753
Los Angeles USD
GO (Build America Bonds) Series 2010
6.76%, 07/01/34	200,000	246,028
Metropolitan Government of Nashville & Davidson County
GO (Build America Bonds) Series 2010
5.71%, 07/01/34	20,000	21,224
Metropolitan Transportation Authority
RB (Build America Bonds) Series E
6.81%, 11/15/40	150,000	178,218
New Jersey State Turnpike Authority
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	100,000	127,444
New York City Municipal Water Finance Authority
Water System RB (Build America Bonds) Series 2009
5.75%, 06/15/41	200,000	225,664
Water System RB (Build America Bonds) Series 2011CC
5.88%, 06/15/44	250,000	285,385
President & Fellows of Harvard College
3.62%, 10/01/37	350,000	297,298
San Francisco City & County Public Utilities Commission
Water System RB (Build America Bonds) Series 2010DE
6.00%, 11/01/40	400,000	456,276
Texas Transportation Commission
RB (Build America Bonds) Series B
5.03%, 04/01/26	200,000	215,128

Total Municipal Bonds
(Cost $4,664,762)		4,311,024

U.S. Government and Government Agencies 39.7% of net assets

U.S. Government Agency Securities 4.1%
Fannie Mae
0.55%, 02/27/15 (b)	2,000,000	2,001,260
1.63%, 10/26/15	2,032,000	2,077,332
1.13%, 04/27/17	769,000	772,620
0.88%, 08/28/17	1,172,000	1,158,181
1.00%, 10/16/17 (b)	150,000	147,664
0.88%, 02/08/18	350,000	341,515
0.88%, 05/21/18	1,250,000	1,210,434

See financial notes 47

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)
1.13%, 05/25/18 (b)	300,000	289,300
7.13%, 01/15/30	277,000	376,504
Federal Farm Credit Bank
4.88%, 12/16/15	321,000	349,086
0.54%, 11/07/16 (b)	500,000	497,084
Federal Home Loan Bank
0.50%, 11/20/15	1,000,000	1,001,729
1.00%, 06/21/17	835,000	833,104
1.00%, 11/09/17 (b)	500,000	490,544
5.00%, 11/17/17	1,185,000	1,353,497
Freddie Mac
0.50%, 04/17/15	764,000	766,747
0.50%, 01/15/16 (b)	400,000	400,000
0.50%, 06/06/16 (b)	500,000	498,728
1.00%, 07/28/17	119,000	118,352
1.00%, 09/29/17	350,000	346,217
0.88%, 03/07/18	2,750,000	2,674,045
2.38%, 01/13/22	1,651,000	1,581,154
6.75%, 03/15/31	264,000	350,269
Tennessee Valley Authority
6.75%, 11/01/25	488,000	619,234

		20,254,600

U.S. Treasury Obligations 35.6%
U.S. Treasury Bonds
9.13%, 05/15/18	2,135,000	2,833,546
8.00%, 11/15/21	1,973,000	2,741,545
6.00%, 02/15/26	824,000	1,052,338
6.75%, 08/15/26	1,314,000	1,788,066
6.13%, 11/15/27	1,190,000	1,548,953
5.25%, 02/15/29	694,000	835,674
6.25%, 05/15/30	437,000	583,907
4.75%, 02/15/37	901,000	1,036,854
4.38%, 02/15/38	1,681,000	1,830,189
3.50%, 02/15/39	852,000	802,610
4.38%, 11/15/39	810,000	880,558
4.63%, 02/15/40	749,000	846,136
4.25%, 11/15/40	193,000	205,439
3.75%, 08/15/41	1,490,000	1,452,982
3.13%, 02/15/42	2,697,000	2,326,162
3.00%, 05/15/42	1,372,000	1,150,979
2.75%, 08/15/42	1,776,000	1,407,757
2.75%, 11/15/42	1,576,000	1,246,518
2.88%, 05/15/43	1,100,000	891,773
3.63%, 08/15/43	1,000,000	944,609
U.S. Treasury Notes
0.25%, 01/15/15	2,796,000	2,798,511
0.25%, 01/31/15	7,000,000	7,006,426
0.25%, 02/15/15	1,297,000	1,298,013
2.38%, 02/28/15	575,000	589,487
2.50%, 03/31/15	1,686,000	1,734,110
2.50%, 04/30/15	2,500,000	2,575,830
2.13%, 05/31/15	1,642,000	1,685,937
1.88%, 06/30/15	4,249,000	4,352,654
1.75%, 07/31/15	4,923,000	5,038,385
0.25%, 09/15/15	4,035,000	4,032,006
1.25%, 10/31/15	6,055,000	6,156,112
0.25%, 12/15/15	2,851,000	2,844,876
0.38%, 01/15/16	2,074,000	2,073,353
0.38%, 02/15/16	2,645,000	2,642,934
2.13%, 02/29/16	1,082,000	1,121,646
0.38%, 03/15/16	2,333,000	2,329,629
2.25%, 03/31/16	4,214,000	4,382,560
2.00%, 04/30/16	2,115,000	2,188,281
2.63%, 04/30/16	3,134,000	3,288,252
3.25%, 05/31/16	962,000	1,024,643
1.50%, 06/30/16	2,472,000	2,529,261
0.63%, 07/15/16	2,000,000	2,002,578
1.00%, 08/31/16	1,000,000	1,009,492
1.00%, 09/30/16	2,000,000	2,017,422
3.00%, 09/30/16	1,549,000	1,646,539
0.63%, 10/15/16	5,500,000	5,490,331
0.63%, 11/15/16	1,500,000	1,495,547
0.88%, 12/31/16	2,000,000	2,004,688
0.88%, 01/31/17	3,496,000	3,499,825
3.25%, 03/31/17	2,088,000	2,244,519
0.63%, 05/31/17	2,457,000	2,425,327
0.63%, 08/31/17	2,620,000	2,571,284
1.88%, 08/31/17	3,062,600	3,144,430
1.88%, 09/30/17	1,847,000	1,894,545
0.75%, 10/31/17	3,531,000	3,467,551
1.88%, 10/31/17	1,602,000	1,642,362
0.75%, 12/31/17	1,604,000	1,568,662
0.75%, 02/28/18	978,000	952,328
2.88%, 03/31/18	1,826,000	1,935,774
0.63%, 04/30/18	2,250,000	2,170,107
2.63%, 04/30/18	2,846,000	2,987,745
1.38%, 06/30/18	1,486,000	1,474,797
1.50%, 08/31/18	1,000,000	995,000
1.38%, 09/30/18	3,839,000	3,792,364
1.25%, 10/31/18	2,500,000	2,451,270
1.25%, 11/30/18	1,500,000	1,468,008
1.25%, 04/30/19	1,671,000	1,619,237
0.88%, 07/31/19	3,026,000	2,850,114
3.38%, 11/15/19	2,849,700	3,066,101
1.00%, 11/30/19	1,363,000	1,280,901
1.38%, 01/31/20	2,592,000	2,479,715
1.13%, 03/31/20	1,272,000	1,192,052
1.88%, 06/30/20	1,236,000	1,206,114
2.63%, 08/15/20	1,632,000	1,665,660
2.00%, 09/30/20	2,000,000	1,955,234
2.63%, 11/15/20	2,390,000	2,429,397
3.63%, 02/15/21	1,838,000	1,983,891
2.13%, 08/15/21	1,995,900	1,933,839
1.63%, 08/15/22	1,798,000	1,633,792
1.63%, 11/15/22	2,001,000	1,806,449
2.00%, 02/15/23	2,464,000	2,286,129
2.50%, 08/15/23	2,000,000	1,920,860
2.75%, 11/15/23	1,500,000	1,467,539

		177,229,020

Total U.S. Government and Government Agencies
(Cost $202,256,391)		197,483,620

48 See financial notes

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 0.9% of net assets

Money Market Fund 0.9%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (e)	4,378,517	4,378,517

Total Other Investment Company
(Cost $4,378,517)		4,378,517

Security	Face	Value
Rate, Maturity Date	Amount ($)	($)

Short-Term Investments 3.8% of net assets

U.S. Government Agency Securities 3.8%
Federal Home Loan Bank
0.04%, 01/10/14 (f)	5,500,000	5,499,989
0.03%, 01/15/14 (f)	4,500,000	4,499,982
0.04%, 01/22/14 (f)	9,000,000	8,999,946

Total Short-Term Investments
(Cost $18,999,682)		18,999,917

End of Investments

At 12/31/13, the tax basis cost of the fund’s investments was $528,155,941 and the unrealized appreciation and depreciation were $2,051,941 and ($11,380,267), respectively, with a net unrealized depreciation of ($9,328,326).

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,212,618 or 0.2% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	The rate shown is the purchase yield.

GO —	General obligation
RB —	Revenue bond
REIT —	Real Estate Investment Trust
USD —	Unified school district

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Asset-Backed Obligations	$—	$2,288,137	$—	$2,288,137
Commercial Mortgage-Backed Securities	—	8,400,761	—	8,400,761
Corporate Bonds[1]	—	48,031,497	—	48,031,497
Industrial[1]	—	59,343,370	—	59,343,370
Transportation	—	2,122,672	96,750	2,219,422
Foreign Securities[1]	—	25,183,038	—	25,183,038
Mortgage-Backed Securities[1]	—	148,188,312	—	148,188,312
Municipal Bonds[1]	—	4,311,024	—	4,311,024
U.S. Government and Government Agencies[1]	—	197,483,620	—	197,483,620
Other Investment Company[1]	4,378,517	—	—	4,378,517
Short-Term Investments[1]	—	18,999,917	—	18,999,917

Total	$4,378,517	$514,352,348	$96,750	$518,827,615

[1]	As categorized in Portfolio Holdings.

See financial notes 49

 Schwab U.S. Aggregate Bond ETF

Portfolio Holdings continued

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	December 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	December 31,
Investments in Securities	2012	(Losses)	(Losses)	Purchases	Sales	in	out	2013

Corporate Bonds	$—	$—	($3,250)	$100,000	$—	$—	$—	$96,750

Total	$—	$—	($3,250)	$100,000	$—	$—	$—	$96,750

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

50 See financial notes

 Schwab U.S. Aggregate Bond ETF

Statement of
Assets and Liabilities
As of December 31, 2013

Assets

Investments, at value (cost $528,087,886)		$518,827,615
Receivables:
Investments sold		1,861,271
Interest		2,996,342
Foreign tax reclaims	+	1,612

Total assets		523,686,840

Liabilities

Payables:
Investments bought		24,724,949
Investment adviser fees		2,092
Due to custodian		261,531
Distributions to shareholders		896,940
Accrued expenses	+	603

Total liabilities		25,886,115

Net Assets

Total assets		523,686,840
Total liabilities	—	25,886,115

Net assets		$497,800,725

Net Assets by Source
Capital received from investors		511,576,806
Net investment income not yet distributed		1,614
Net realized capital losses		(4,517,424)
Net unrealized capital depreciation		(9,260,271)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$497,800,725		9,900,000		$50.28

See financial notes 51

 Schwab U.S. Aggregate Bond ETF

Statement of
Operations
For the period January 1, 2013 through December 31, 2013

Investment Income

Interest		$7,214,965*

Expenses

Investment adviser fees		219,183
Interest expense	+	26,106*

Total expenses	−	245,289

Net investment income		6,969,676

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(2,131,850)
Net realized gains on in-kind redemptions	+	78,425

Net realized losses		(2,053,425)
Net change in unrealized depreciation on investments	+	(15,634,974)

Net realized and unrealized losses		(17,688,399)

Decrease in net assets resulting from operations		($10,718,723)

*	Includes $25,666 in interest income and $26,106 in interest expense related to charges on agency mortgage-backed securities not received or delivered on a timely basis (see financial note 2f).

52 See financial notes

 Schwab U.S. Aggregate Bond ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/13-12/31/13			1/1/12-12/31/12
Net investment income		$6,969,676	$4,242,427
Net realized gains (losses)		(2,053,425)	1,524,501
Net change in unrealized appreciation (depreciation)	+	(15,634,974)	3,838,447

Increase (Decrease) in net assets resulting from operations		(10,718,723)	9,605,375

Distributions to Shareholders

Distributions from net investment income		($8,792,880)	($5,943,661)

Transactions in Fund Shares

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,900,000	$149,889,900	4,600,000	$240,483,446
Shares redeemed	+	(400,001)	(20,531,254)	(400,000)	(20,995,772)

Net transactions in fund shares		2,499,999	$129,358,646	4,200,000	$219,487,674

Shares Outstanding and Net Assets

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,400,001	$387,953,682	3,200,001	$164,804,294
Total increase	+	2,499,999	109,847,043	4,200,000	223,149,388

End of period		9,900,000	$497,800,725	7,400,001	$387,953,682

Net investment income not yet distributed			$1,614		$3,163

See financial notes 53

 Schwab Fixed-Income ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Dividend Equity ETF
Schwab U.S. TIPS ETF	Schwab International Equity ETF
Schwab U.S. Short-Term U.S. Treasury ETF	Schwab International Small-Cap Equity ETF
Schwab U.S. Intermediate-Term U.S. Treasury ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Aggregate Bond ETF	Schwab U.S. REIT ETF
Schwab U.S. Broad Market ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Large-Cap Value ETF	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental Emerging Markets Large Company Index ETF

The funds issue and redeem shares at their net asset value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of December 31, 2013 are disclosed in the Portfolio Holdings.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Accounting Policies for certain Portfolio Investments (if held):

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the borrower, and is allocated between the fund and the lending agent.

Inflation-Protected Securities: The Schwab U.S. TIPS ETF invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of an inflation-protected security, interest is paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

TBA Commitments: The Schwab U.S. Aggregate Bond ETF may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in Security Valuation section. The fund’s use of TBA commitments may cause the fund to experience higher portfolio turnover and higher transaction costs.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved. Gains or losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.

(f) Agency Mortgage-Backed Securities Charges:

Due to market conditions or other reasons, delivery of agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, the fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The Treasury Market Practices Group (an industry group sponsored by the New York Federal Reserve) recommended voluntary penalty charges when securities in the two markets are not delivered beginning February 1, 2012. During the period ended December 31, 2013, the Schwab Aggregate Bond ETF received $25,666 in charges for securities it did not receive on a timely basis and paid out $26,106 in charges for securities it did not deliver on a timely basis.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(g) Distributions to Shareholders:

The funds generally make distributions from net investment income, if any, monthly and from net realized capital gains, if any, once a year.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the shareholder could lose money.

The funds are not actively managed. Therefore, the funds follow the securities included in the index during upturns as well as downturns. Because of their indexing strategy, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance is normally below that of their respective index.

The funds are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a sharp rise in interest rates could cause a fund’s share price to fall. The longer a fund’s duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for a fund to sell its fixed income securities at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity may make it more difficult to value some or all of a fund’s fixed income securities.

The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

3. Risk Factors (continued):

To the extent a fund uses statistical sampling techniques, the fund may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund uses a sampling approach, it may not track the return of the index as well as it would if a fund purchased all of the securities in its benchmark index.

As index funds, the funds seek to track the performance of their benchmark index, although they may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in its benchmark index or match the securities’ weighting to the benchmark.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Schwab U.S. Aggregate Bond ETF may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities to the extent such bonds are included in the fund’s index. The fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.

With respect to the Schwab U.S. Aggregate Bond ETF, certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through TBA transactions, as described in the fund’s prospectus. Default by or bankruptcy of a counterparty to a TBA transaction would expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

	Schwab	Schwab	Schwab U.S.
Schwab	Short-Term	Intermediate-Term	Aggregate
U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

0.07%	0.08%	0.10%	0.05%

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of December 31, 2013, as applicable:

		Schwab
	Schwab	Intermediate-Term
	U.S. TIPS ETF	U.S. Treasury ETF

Schwab VIT Balanced Portfolio	0.1%	1.3%
Schwab VIT Balanced with Growth Portfolio	0.3%	2.3%
Schwab VIT Growth Portfolio	0.1%	1.3%

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company (“State Street”) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the funds’ Statements of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2013, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Long-Term
	U.S. Government	Purchases of Other	Total Purchases of
	Securities	Long-Term Securities	Long-Term Securities

Schwab U.S. TIPS ETF	$100,304,140	$—	$100,304,140
Schwab Short-Term U.S. Treasury ETF	381,876,445	—	381,876,445
Schwab Intermediate-Term U.S. Treasury ETF	129,187,009	—	129,187,009
Schwab U.S. Aggregate Bond ETF	699,202,784	96,323,735	795,526,519

	Sales/Maturities of
	Long-Term
	U.S. Government	Sales/Maturities of	Total Sales/Maturities of
	Securities	Other Long-Term Securities	Long-Term Securities

Schwab U.S. TIPS ETF	$98,047,242	$—	$98,047,242
Schwab Short-Term U.S. Treasury ETF	346,128,094	—	346,128,094
Schwab Intermediate-Term U.S. Treasury ETF	125,142,059	—	125,142,059
Schwab U.S. Aggregate Bond ETF	616,517,389	50,621,923	667,139,312

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of fixed-income securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.

The in-kind transactions for the period ended December 31, 2013 were as follows:

	In-kind Purchases of Securities	In-kind Sales of Securities

Schwab U.S. TIPS ETF	$98,710,783	$218,494,593
Schwab Short-Term U.S. Treasury ETF	274,286,250	114,028,034
Schwab Intermediate-Term U.S. Treasury ETF	209,712,099	182,921,315
Schwab U.S. Aggregate Bond ETF	9,331,602	7,303,552

For the period ended December 31, 2013, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended December 31, 2013 are disclosed in the funds’ Statements of Operations.

 Schwab Fixed-Income ETFs

Financial Notes (continued)

10. Federal Income Taxes

As of December 31, 2013, the components of distributable earnings on a tax-basis were as follows:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Undistributed ordinary income	$48,306	$—	$770	$1,614
Undistributed long-term capital gains	—	—	—	—
Unrealized appreciation	203,839	503,834	6,169	2,051,941
Unrealized depreciation	(21,909,648)	(45,209)	(6,268,371)	(11,380,267)

Net unrealized appreciation (depreciation)	(21,705,809)	458,625	(6,262,202)	(9,328,326)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
Expiration Date	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

December 31, 2018	$39	$366	$2,072	$—
No expiration*	2,623,699	124,115	1,463,316	3,933,506

Total	$2,623,738	$124,481	$1,465,388	$3,933,506

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the funds had capital losses deferred as follows:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Deferred capital losses	$1,422,345	$128,984	$17,175	$515,860

The tax-basis components of distributions paid during the current and prior fiscal years were:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Current period distributions
Ordinary Income	$3,095,550	$1,047,550	$2,468,175	$8,792,880
Long-term capital gains	—	—	—	—

Prior period distributions
Ordinary Income	7,805,761	628,485	1,890,686	5,943,661
Long-term capital gains	—	—	—	—

 Schwab Fixed-Income ETFs

Financial Notes (continued)

10. Federal Income Taxes (continued):

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2013, the funds made the following reclassifications:

		Schwab	Schwab	Schwab U.S.
	Schwab	Short-Term	Intermediate-Term	Aggregate
	U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

Capital shares	$8,298,366	$320,627	$1,680,214	$76,169
Undistributed net investment income	120,204	482	—	1,821,655
Net realized gains and losses	(8,418,570)	(321,109)	(1,680,214)	(1,897,824)

As of December 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the funds did not incur any interest or penalties.

For the period ended December 31, 2013, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:

	Schwab	Schwab	Schwab U.S.
Schwab	Short-Term	Intermediate-Term	Aggregate
U.S. TIPS ETF	U.S. Treasury ETF	U.S. Treasury ETF	Bond ETF

$8,436,048	$321,109	$1,698,988	$78,425

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate-Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (four of the portfolios constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 14, 2014

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of December 31, 2013

The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated. Each fund’s Market Price may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and can not be used to predict future results.

	Market Price Above NAV				Market Price Below NAV
	0-49	50-99	100-199	>200	0-49	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points	Points	Points

Schwab U.S. TIPS ETF
Commencement of trading 8/5/10 through 12/31/13	553	3	—	—	268	1	—	—

Schwab Short-Term U.S. Treasury ETF
Commencement of trading 8/5/10 through 12/31/13	495	—	—	—	214	—	—	—

Schwab Intermediate-Term U.S. Treasury ETF
Commencement of trading 8/5/10 through 12/31/13	432	—	—	—	329	1	—	—

Schwab U.S. Aggregate Bond ETF
Commencement of trading 7/14/11 through 12/31/13	508	4	—	—	99	2	—	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. TIPS ETF, Schwab Short-Term U.S. Treasury ETF, Schwab Intermediate- Term U.S. Treasury ETF and Schwab U.S. Aggregate Bond ETF (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on September 4, 2013, and approved the renewal of the Agreement with respect to the Funds for an additional one year term. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as free advice, investment research tools and Internet access and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Funds, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s operating expense ratio, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired/Private Investor (January 2009 – present); Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	23	Director, PS Business Parks, Inc. (2005 – 2012).

Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012.)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant (wealth management) (January 2008 – April 2012).	23	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	23	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Schwab ETF’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. 1 − 3 Year Treasury Bond Index An index that measures the performance of U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. 3 − 10 Year Treasury Bond Index An index that measures the performance of U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

bid The price at which someone is willing to buy a security.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

credit quality The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk The risk that a bond’s value will fluctuate if market interest rates change of are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity The ability to convert a security or asset quickly into cash.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

primary market The market that deals with the issuance of new securities.

replication If a fund uses a full replication method, the fund will invest substantially all of its assets proportionately in the securities included in the underlying index.

sampling If a fund uses a sampling method, the fund will not fully replicate the underlying index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index as closely as a fund that uses a full replication method.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

Treasury inflation protected security (TIPS) A United States Treasury bond whose principal increases at the same rate as the Consumer Price Index (CPI).The interest payment is then calculated off that inflated (adjusted) principal and repaid at maturity.

weighted average For mutual funds or ETFs, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2013 Schwab ETFs. All rights reserved.

Notes

Notes

Notes

Schwab ETFstm are designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each an investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFstm

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR60171-03
00110588

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Robert W. Burns, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of Mr. Burns as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of twenty-one series. Four series have a fiscal year-end of December 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of February 28 and ten series have a fiscal year-end of August 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-one series, based on their respective 2013 and 2012 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Audit Fees
     2013: $288,772           2012: $225,950
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2013: $40,452           2012: $31,336
     Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2013: $136,538           2012: $109,088
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
     For services rendered to Registrant:
     2013: None           2012: None

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)	(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2013: $176,990           2012: $140,424
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Stephen Timothy Kochis, and Charles A. Ruffel.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant ) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 12, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	February 12, 2014

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	February 12, 2014